UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2022

Date of reporting period:	June 1, 2021 – May 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Mortgage Opportunities Fund

Putnam INVESTMENTS

Annual report
5 | 31 | 22

FUND SYMBOL
CLASS A
PMORX

Putnam
Mortgage Opportunities
Fund

Annual report
5 | 31 | 22

Message from the Trustees

July 14, 2022

Dear Fellow Shareholder:

Financial markets in the first half of 2022 have tested the patience of investors. High inflation and rising interest rates have clouded the outlook for the U.S. economy. The Russia-Ukraine War has disrupted global energy markets, while pandemic-driven lockdowns in China have slowed global growth.

These issues, which are important to monitor and may persist for some time, are likely shorter term in nature than your long-term financial goals. History has shown that markets eventually recover from downturns. At Putnam, dedicated and experienced investors are working for you. They are evaluating risks while trying to achieve strong performance for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. Performance for class A shares before their inception (7/1/19) is derived from the historical performance of class I shares and has been adjusted for the higher operating expenses for class A shares. See below and pages 7–9 for additional performance information. For the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/22. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Mortgage Opportunities Fund

Brett, what was the fund’s investment environment like during the 12 months ended May 31, 2022?

The period began amid a massive rollout of Covid-19 vaccines that led to an almost full reopening of the U.S. economy. With things slowly returning to normal, pent-up consumer demand, combined with fiscal and monetary stimulus, fueled a robust economic rebound.

Early on, we faced numerous uncertainties. These included an uptick in Delta-variant coronavirus cases alongside concerns that higher inflation — driven, in part, by surging energy prices — would persist. Investors also began anticipating when the U.S. Federal Reserve would start reducing the vast bond-buying program it launched to help support the economy during the pandemic.

After a relatively quiet period during the fourth quarter of 2021, the market environment changed dramatically as the new year began, with several headwinds stoking anxiety and volatility. Chief among these was the Fed’s accelerated plan to hike interest rates and aggressively reduce its asset portfolio to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack in the ensuing months. A resurgence of Covid-19 in China and accompanying lockdowns further fueled investor nervousness.

Within this environment, investors quickly shed risk, causing credit spreads to widen and bond yields to rise. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury rose from 1.63% on January 3, 2022, to 2.85% at the end of the reporting period. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten materially.

Mortgage Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 5/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

4 Mortgage Opportunities Fund

On March 16, 2022, the central bank approved a 0.25% increase in the federal funds rate, its first rise since December 2018. Fed Chair Jerome Powell signaled an aggressive approach going forward, indicating that additional hikes could occur at each of the remaining six policy meetings in 2022. At its May meeting, the Fed implemented a half-percentage-point increase. The board also announced plans to shrink its $9 trillion asset portfolio starting in June 2022, with up to $30 billion in Treasuries allowed to run off in June, July, and August 2022, followed by $60 billion in subsequent months.

Would you remind us of the fund’s investment process?

The fund focuses on securitized mortgage sectors, seeking to capitalize on the different risk-adjusted return opportunities that we believe are available in those areas of the market. We emphasize agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and residential mortgage-backed securities. Exposure to these sectors allows us to diversify the fund’s risk across mortgage prepayment, commercial mortgage, and residential credit dynamics. In addition, we expect to use various derivatives and agency pass-throughs to hedge interest-rate and other risks within the portfolio. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to commercial and agency mortgage-backed investments.

Which holdings and strategies helped the fund’s performance this period?

Our holdings of CMBS cash bonds, along with synthetic exposure via CMBX, added the most value. [CMBX is a group of tradable indexes that each reference a basket of 25 CMBS issued in a particular year.] Despite broader market volatility, the continued reopening of the economy and the success of vaccines aided the recovery of many property types, which, in turn, benefited our CMBS positions. Cash flow forecasts continued to improve, boosted by growth in rents and occupancy rates.

Exposure to residential mortgage credit, particularly agency credit risk transfer [CRT] securities, also contributed. The U.S. housing market soared through the pandemic, driven in part by historically low mortgage rates, increased demand for housing, and constrained supply. Strong monetary and fiscal policy provided substantial support to residential mortgage borrowers, improving their credit profiles and helping to keep delinquency rates low. The majority of borrowers who became delinquent on their loans during the pandemic have resumed payments or worked out loan modifications. We believe this trend is likely to continue, which, in our view, should minimize losses for bond investors.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “coun-terparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

What about detractors?

Strategies targeting prepayment risk dampened performance this period. Specifically, positions in agency interest-only [IO] CMOs and IO reverse-mortgage securities weighed on our prepayment strategies. During the pandemic, historically low mortgage rates and accelerating home prices led to a spike in refinancing activity that was stronger and lasted longer than expected. Market participants responded by driving down the prices of IO securities on expectations that refinancing activity would remain elevated. Prices within these subsectors have not rallied substantially despite the change

Mortgage Opportunities Fund 5

in the prepayment backdrop. We believe this is because investors are waiting for a more sustained slowdown in prepayment speeds, especially given the general risk aversion present in the market.

What is the team’s near-term outlook?

In light of tightening monetary policy, higher interest rates, and less liquidity in the marketplace, we have a cautious outlook. We anticipate continued bouts of volatility given the conflict in Ukraine, the pace of Fed rate hikes, and potentially negative effects on energy supplies from sanctions on Russia. We’re also concerned about lingering supply-chain disruptions, especially in light of the recent Covid-19 upsurge in China. There is also considerable uncertainty surrounding the Fed’s efforts to contain inflation without pushing the U.S. economy into recession. Moreover, while consumer balance sheets are generally in good shape, in our view, inflation-adjusted wages have begun to decline.

Investor expectations for multiple 0.50% rate increases at upcoming Fed meetings have pushed U.S. Treasury yields materially higher across the curve. With recent inflation data coming in higher than expected, it was not surprising that the Fed implemented a 0.75% rate hike shortly after the end of the reporting period. With a number of rate increases already priced into the market, we think it’s possible that Treasury prices could rally intermittently, particularly if concerns about economic growth intensify.

What are your current views on the sectors in which the fund invests?

We believe the fundamental environment will continue to improve in the CMBS market as workers return to offices, consumer traffic increases at retailers, and hotels welcome back business and leisure travelers. Moreover, with real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. Consistent with risk markets generally, CMBS spreads widened during the period. In our view, the increased liquidity premium has enhanced the appeal of select market segments. At the same time, we think the sector will face headwinds as borrowing costs rise and property values are pressured.

Given that home prices have already risen substantially and mortgage rates have moved up, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. Within residential mortgage credit, wider spreads have created better value among mid-tier and lower-rated securities. As of period-end, we were finding attractive investment opportunities in those areas of the market, as well as among seasoned collateral that has benefited from higher home prices.

With the Fed beginning the process of reducing the mortgage assets in its portfolio, we believe many prepayment-sensitive securities may offer attractive risk-adjusted returns at current price levels and prepayment speeds. Many of these securities may also offer meaningful upside potential if mortgage prepayment speeds continue to slow, in our view. An uptick in demand for alternate loan products that allow homeowners to access equity in their homes, such as home equity lines of credit, could be a catalyst for prepayment speeds to slow further, in our view. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. In light of last year’s repricing across the market, we were finding value within a variety of collateral types.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration and yield curve positioning, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. We also used bond futures to hedge the fund’s interest-rate risk and yield curve positioning.

Thanks for your time and for bringing us up to date, Brett.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com (class I), Individual Investors section at putnam.com (classes A, C, R6, and Y), or call Putnam at 1-800-225-1581. Class R6 and I shares are not available to all investors. See the Terms and definitions section in this report for the definition of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 5/31/22

	Life of fund	5 years	3 years	1 year
Class A (7/1/19)
Before sales charge	2.26%	2.00%	0.15%	0.81%
After sales charge	1.68	1.17	–1.20	–3.23
Class C (7/1/19)
Before CDSC	1.51	1.24	–0.56	0.07
After CDSC	1.51	1.24	–0.56	–0.87
Class I (4/7/15)
Net asset value	2.63	2.33	0.51	0.97
Class R6 (6/1/20)
Net asset value	2.59	2.31	0.50	0.96
Class Y (7/1/19)
Net asset value	2.51	2.23	0.37	0.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, levied at the time of purchase. Class C share returns after CDSC reflect a 1% CDSC the first year that is eliminated thereafter. Class I, R6, and Y shares have no initial sales charge or CDSC. Performance for class A, C, R6, and Y shares before their inception is derived from the historical performance of class I shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative annualized index returns For periods ended 5/31/22

	Life of fund	5 years	3 years	1 year
ICE BofA U.S. Treasury
Bill Index	0.88%	1.13%	0.71%	0.07%
Bloomberg U.S. MBS Index	0.95	0.61	–0.68	–7.59
Lipper Absolute Return Funds
category average*	1.91	2.47	3.51	–2.89

Index and Lipper results should be compared with fund performance at net asset value. All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/22, there were 140, 130, 115, and 98 funds, respectively, in this Lipper category.

Mortgage Opportunities Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class C shares would have been valued at $11,134, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s I, R6, and Y shares would have been valued at $12,036, $12,008, and $11,938, respectively.

Performance of class A shares before their inception date (7/1/19) is derived from the historical performance of class I shares, and has been adjusted for the applicable sales charge and higher operating expenses for class A shares.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Fund price and distribution information For the 12-month period ended 5/31/22

Distributions	Class A		Class C	Class I	Class R6	Class Y
Number	12		12	12	12	12
Income	$0.572		$0.496	$0.597	$0.596	$0.596
Capital gains	—		—	—	—	—
Total	$0.572		$0.496	$0.597	$0.596	$0.596
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/21	$9.41	$9.80	$9.42	$9.43	$9.43	$9.42
5/31/22	8.90	9.27	8.92	8.91	8.91	8.90
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[1]	4.45%	4.27%	3.63%	4.85%	4.71%	4.72%
Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	4.19	3.43	4.57	4.52	4.49
Current 30-day SEC yield
(without expense
limitation)[3]	N/A	3.88	3.10	4.24	4.18	4.19

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

8 Mortgage Opportunities Fund

Annualized fund performance as of most recent calendar quarter Total return for periods ended 6/30/22

	Life of fund	5 years	3 years	1 year
Class A (7/1/19)
Before sales charge	2.18%	1.85%	–0.08%	1.22%
After sales charge	1.60	1.02	–1.43	–2.83
Class C (7/1/19)
Before CDSC	1.43	1.11	–0.77	0.49
After CDSC	1.43	1.11	–0.77	–0.46
Class I (4/7/15)
Net asset value	2.54	2.19	0.21	1.50
Class R6 (6/1/20)
Net asset value	2.51	2.17	0.20	1.48
Class Y (7/1/19)
Net asset value	2.42	2.09	0.14	1.37

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class I	Class R6	Class Y
Net expenses for the fiscal year
ended 5/31/21*	0.76%	1.51%	0.48%	0.52%	0.51%
Total annual operating expenses for the fiscal
year ended 5/31/21	1.03%	1.78%	0.75%	0.79%	0.78%
Annualized expense ratio for the six-month
period ended 5/31/22†	0.79%	1.54%	0.47%	0.51%	0.54%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/22.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Mortgage Opportunities Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/21 to 5/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class I	Class R6	Class Y
Expenses paid per $1,000*†	$4.01	$7.81	$2.39	$2.59	$2.74
Ending value (after expenses)	$1,038.40	$1,034.40	$1,038.70	$1,038.60	$1,038.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/22, use the following calculation method. To find the value of your investment on 12/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class I	Class R6	Class Y
Expenses paid per $1,000*†	$3.98	$7.75	$2.37	$2.57	$2.72
Ending value (after expenses)	$1,020.99	$1,017.25	$1,022.59	$1,022.39	$1,022.24

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

10 Mortgage Opportunities Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography (such as a region of the United States), industry, or sector (such as the housing or real estate markets). These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Mortgage- and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties.

The fund currently has significant investment exposure to commercial mortgage-backed securities, which, during periods of difficult economic conditions, may experience an increase in delinquencies and losses as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Mortgage Opportunities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and approved clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

Bloomberg U.S. MBS Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor

12 Mortgage Opportunities Fund

Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (ICE BofA), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the fore- going; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2022, Putnam employees had approximately $488,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Mortgage Opportunities Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Mortgage Opportunities Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Mortgage Opportunities Fund 15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Mortgage Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Mortgage Opportunities Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

16 Mortgage Opportunities Fund

The fund’s portfolio 5/31/22

MORTGAGE-BACKED SECURITIES (65.6%)*	Principal amount	Value
Agency collateralized mortgage obligations (30.2%)
Federal Home Loan Mortgage Corporation
Strips Ser. 324, Class C21, IO, 6.00%, 6/15/39	$487,488	$107,970
REMICs Ser. 4560, IO, 5.84%, 5/15/39	898,666	149,921
REMICs IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 5.825%, 7/15/40	48,882	1,150
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 5.775%, 4/15/40	99,164	4,557
REMICs IFB Ser. 3346, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 5.675%, 10/15/33	1,593,593	206,799
REMICs IFB Ser. 4808, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.325%, 7/15/48	1,777,020	263,002
REMICs IFB Ser. 4789, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.325%, 5/15/48	1,297,506	167,352
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.325%, 11/15/47	2,939,481	443,642
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.225%, 8/15/56	7,782,754	1,266,799
REMICs IFB Ser. 5057, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.225%, 12/15/48	2,690,829	370,055
REMICs IFB Ser. 4990, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.094%, 7/25/50	1,808,894	277,999
REMICs IFB Ser. 4937, Class 4937, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.044%, 12/25/49	5,987,601	858,861
REMICs IFB Ser. 4915, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.044%, 9/25/49	2,329,900	351,974
REMICs Ser. 5043, IO, 5.00%, 11/25/50	2,098,176	492,121
REMICs IFB Ser. 4933, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.994%, 12/25/49	1,943,261	312,610
REMICs IFB Ser. 4926, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.994%, 8/25/49	1,286,779	186,699
REMICs Ser. 5168, Class BI, IO, 4.50%, 11/25/51	2,363,376	464,867
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	3,188,204	715,479
REMICs Ser. 4980, Class KI, IO, 4.50%, 6/25/50	2,580,205	513,664
REMICs Ser. 4976, Class MI, IO, 4.50%, 5/25/50	3,383,729	714,381
REMICs Ser. 5125, Class MI, IO, 4.50%, 11/25/48	2,251,471	503,237
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	129,792	14,535
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	331,986	56,450
REMICs Ser. 4425, IO, 4.00%, 1/15/45	149,902	23,194
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	30,512	6,098
REMICs Ser. 4403, Class CI, IO, 4.00%, 10/15/44	93,029	16,957
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	2,711	60
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	203,250	28,963
REMICs Ser. 4425, Class WI, IO, 4.00%, 3/15/43	140,351	10,193
REMICs Ser. 4386, Class LI, IO, 4.00%, 2/15/43	88,383	5,082
REMICs Ser. 4694, Class GI, IO, 4.00%, 2/15/43	93,653	4,497
REMICs Ser. 4000, Class LI, IO, 4.00%, 2/15/42	12,759	1,409
REMICs Ser. 4015, Class GI, IO, 4.00%, 3/15/27	50,840	2,935
REMICs Ser. 5065, Class MI, IO, 3.50%, 1/25/51	4,049,142	727,105
REMICs Ser. 5080, Class IQ, IO, 3.50%, 4/25/50	9,602,623	1,972,049
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	216,142	30,446
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	25,852	3,151
REMICs Ser. 5172, Class KI, IO, 3.00%, 12/25/51	7,241,445	1,311,643
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	3,552,261	550,600
REMICs Ser. 5023, Class YI, IO, 3.00%, 10/25/50	3,817,876	666,949
REMICs Ser. 5160, Class IW, IO, 3.00%, 10/25/50	4,565,865	545,896
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	228,835	32,621
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	21,354	2,210
REMICs Ser. 5119, Class IB, IO, 3.00%, 6/25/41	6,110,524	710,654
REMICs Ser. 5034, Class IJ, IO, 2.50%, 11/25/50	14,551,481	2,364,616
Federal National Mortgage Association
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 10.889%, 5/25/40	7,832	9,163
REMICs Ser. 17-8, IO, 6.00%, 2/25/47	494,967	110,343
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	55,644	10,541
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	245,524	53,870
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	1,136,299	225,586
REMICs IFB Ser. 13-90, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 5.594%, 9/25/43	321,505	48,404
REMICs Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	821,946	117,618
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 5.394%, 4/25/40	79,651	11,869
REMICs IFB Ser. 18-36, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.244%, 6/25/48	1,602,122	195,308
REMICs IFB Ser. 19-18, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.144%, 5/25/49	2,926,673	358,517
REMICs IFB Ser. 19-18, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.094%, 5/25/49	3,265,241	408,155

Mortgage Opportunities Fund 17

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 19-17, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.094%, 4/25/49	$1,791,668	$269,392
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.094%, 11/25/46	1,078,940	141,927
REMICs IFB Ser. 16-85, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.094%, 11/25/46	2,652,110	333,243
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.094%, 9/25/46	757,264	90,874
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.094%, 5/25/39	2,208,207	272,113
REMICs IFB Ser. 19-60, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.044%, 10/25/49	955,155	95,516
REMICs IFB Ser. 19-26, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.044%, 6/25/49	2,112,353	283,166
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	223,854	41,298
REMICs Ser. 20-93, Class WI, IO, 5.00%, 6/25/50	3,012,913	639,069
REMICs Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	677,641	110,161
REMICs IFB Ser. 19-66, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.994%, 11/25/49	3,205,639	399,191
REMICs IFB Ser. 19-75, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.994%, 11/25/49	4,444,306	588,530
REMICs IFB Ser. 16-54, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.994%, 8/25/46	4,056,372	555,682
REMICs IFB Ser. 11-126, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.994%, 12/25/41	4,019,626	544,778
REMICs IFB Ser. 11-134, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 4.994%, 2/25/41	599,752	34,143
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 4.894%, 10/25/41	185,274	23,233
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	158,109	28,218
REMICs Ser. 21-56, Class QI, IO, 4.50%, 9/25/51	3,989,505	879,451
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	2,793,521	611,222
REMICs Ser. 21-17, Class KI, IO, 4.50%, 4/25/51	3,146,383	613,545
REMICs Ser. 21-18, Class IY, IO, 4.50%, 8/25/49	2,008,505	456,018
REMICs Ser. 21-17, Class GI, IO, 4.00%, 2/25/51	2,528,667	479,201
REMICs Ser. 20-76, Class GI, IO, 4.00%, 11/25/50	10,354,746	1,993,945
REMICs Ser. 20-56, Class JI, IO, 4.00%, 8/25/50	1,594,951	309,336
REMICs Ser. 20-62, Class CI, IO, 4.00%, 6/25/48	2,884,437	581,324
REMICs Ser. 18-15, Class PI, IO, 4.00%, 10/25/47	349,285	49,814
REMICs Ser. 12-90, Class DI, IO, 4.00%, 3/25/42	342,303	35,617
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	6,646,831	1,096,727
REMICs Ser. 21-5, Class PI, IO, 3.50%, 2/25/51	3,624,154	618,638
REMICs Ser. 21-25, Class HI, 3.50%, 7/25/50	2,707,256	399,323
REMICs Ser. 20-99, Class IB, IO, 3.50%, 5/25/50	10,722,705	1,999,785
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	41,437	6,141
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	27,584	2,135
REMICs Ser. 21-94, Class AI, IO, 3.00%, 1/25/52	2,649,780	448,817
REMICs Ser. 21-67, Class IG, IO, 3.00%, 10/25/51	4,142,780	667,637
REMICs Ser. 20-24, Class IB, IO, 3.00%, 4/25/50	3,308,865	520,813
REMICs Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	27,372	3,424
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	47,086	1,496
REMICs Ser. 13-57, Class IQ, IO, 3.00%, 6/25/41	92,922	4,294
REMICs Ser. 22-13, IO, 2.50%, 12/25/51	8,408,972	1,133,552
REMICs Ser. 21-3, Class NI, IO, 2.50%, 2/25/51	12,507,971	1,828,703
Government National Mortgage Association
Ser. 16-164, IO, 6.50%, 12/20/46	663,062	117,975
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	37,323	6,720
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%), 5.823%, 1/20/43	1,630,093	252,448
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%), 5.805%, 1/16/40	1,440,103	155,416
IFB Ser. 13-182, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 5.773%, 12/20/43	755,122	107,220
IFB Ser. 11-156, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 5.673%, 4/20/38	34,498	5,394
Ser. 21-176, Class IK, IO, 5.50%, 10/20/51	2,713,606	501,176
Ser. 16-149, Class MI, IO, 5.50%, 5/20/39	54,531	4,505
IFB Ser. 21-96, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.35%), 5.423%, 6/20/51	2,325,173	458,629
IFB Ser. 21-155, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.373%, 9/20/51	10,024,820	1,290,696
IFB Ser. 21-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.373%, 4/20/51	6,074,435	912,946
IFB Ser. 21-59, Class SU, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.373%, 4/20/51	3,039,123	428,911
IFB Ser. 21-49, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.373%, 3/20/51	3,400,519	510,004
IFB Ser. 21-57, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.373%, 3/20/51	4,648,943	697,152
IFB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.373%, 8/20/50	1,625,943	273,874
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.325%, 9/16/44	2,629,925	521,572
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.323%, 7/20/48	573,932	67,015
IFB Ser. 19-35, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.275%, 1/16/44	1,975,136	209,941

18 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-158, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.275%, 9/16/43	$4,694,184	$625,128
IFB Ser. 20-98, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.273%, 7/20/50	2,547,944	383,935
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.273%, 6/20/48	623,279	71,336
IFB Ser. 17-156, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.273%, 10/20/47	1,837,394	273,887
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.223%, 3/20/43	127,082	5,400
IFB Ser. 22-45, Class DS, IO, ((-1 x US 30 Day Average SOFR) + 5.70%), 5.201%, 11/20/49	7,989,259	805,657
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.173%, 8/20/49	3,153,616	402,086
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.173%, 7/20/49	4,003,050	480,366
IFB Ser. 19-78, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.173%, 6/20/49	3,068,982	328,955
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.173%, 10/20/45	33,317	4,468
IFB Ser. 14-27, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.173%, 2/20/44	2,180,942	280,475
IFB Ser. 14-3, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.173%, 1/20/44	2,318,185	312,389
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.173%, 12/20/43	18,811	2,801
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.123%, 2/20/50	380,089	37,448
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.123%, 1/20/50	5,348,204	663,051
IFB Ser. 19-143, Class HS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.123%, 9/20/49	1,824,231	215,606
IFB Ser. 19-98, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.123%, 8/20/49	1,996,601	222,665
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.123%, 8/20/49	129,352	14,400
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.123%, 6/20/49	146,041	14,658
IFB Ser. 19-23, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.123%, 2/20/49	181,105	22,689
IFB Ser. 22-63, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 5.60%), 5.101%, 11/20/46	5,329,434	585,758
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.073%, 10/20/49	3,600,974	661,982
IFB Ser. 20-47, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.073%, 5/20/44	4,397,617	555,199
Ser. 22-23, Class UI, IO, 5.00%, 2/20/52	2,850,123	523,055
Ser. 20-4, IO, 5.00%, 1/20/50	2,705,449	502,591
Ser. 18-77, IO, 5.00%, 6/20/48	424,371	72,606
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	344,873	73,862
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	87,214	17,675
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	1,008,680	195,381
Ser. 16-42, IO, 5.00%, 2/20/46	193,438	35,807
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	205,050	29,681
Ser. 17-136, Class IY, IO, 5.00%, 3/20/45	327,928	63,074
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	466,905	93,526
Ser. 14-132, IO, 5.00%, 9/20/44	787,515	137,201
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	22,411	4,264
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	122,421	26,210
Ser. 11-135, Class DI, IO, 5.00%, 4/16/40	316,183	64,842
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	9,007	1,809
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	96,097	20,030
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	9,312	1,885
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	520,615	103,514
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	55,029	10,552
Ser. 21-209, Class TG, IO, 4.50%, 11/20/51	9,222,656	1,372,589
Ser. 17-132, Class IA, IO, 4.50%, 9/20/47	790,635	150,434
Ser. 15-182, Class IC, IO, 4.50%, 12/20/45	2,942,164	569,106
Ser. 16-84, Class IB, IO, 4.50%, 11/16/45	2,905,060	557,074
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	35,227	6,506
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	50,779	10,114
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	172,179	30,803
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	109,708	19,316
Ser. 12-129, IO, 4.50%, 11/16/42	60,987	11,728
Ser. 12-98, Class AI, IO, 4.50%, 4/16/42	381,827	52,033
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	24,642	4,525
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	17,750	3,132
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	12,248	2,316
Ser. 14-95, Class JI, IO, 4.50%, 12/16/39	753,145	148,294
Ser. 21-162, Class IO, IO, 4.00%, 9/20/51	5,051,160	742,521
Ser. 19-137, Class GI, IO, 4.00%, 11/20/49	3,656,737	595,215
Ser. 17-104, Class GI, IO, 4.00%, 7/20/47	2,188,414	362,548
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	247,228	40,783

Mortgage Opportunities Fund 19

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-29, IO, 4.00%, 2/16/46	$170,082	$28,418
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	43,886	7,451
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	33,167	5,559
Ser. 18-72, Class IC, IO, 4.00%, 5/20/45	1,836,294	302,988
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	84,125	16,589
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	28,487	4,358
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	27,381	3,633
Ser. 14-188, Class IB, IO, 4.00%, 12/20/44	2,612,826	341,914
Ser. 17-45, Class IM, IO, 4.00%, 10/20/44	512,422	34,443
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	731,789	95,064
Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	77,710	3,287
Ser. 13-67, Class IP, IO, 4.00%, 4/16/43	1,005,142	161,687
Ser. 20-32, Class IA, IO, 3.928%, 3/16/47 W	3,162,146	556,995
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	2,725,154	440,536
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	1,872,656	292,372
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	348,220	41,523
Ser. 15-52, Class IK, IO, 3.50%, 4/20/45	96,930	11,578
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	24,587	4,027
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	20,670	2,635
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	9,910	719
Ser. 12-145, IO, 3.50%, 12/20/42	96,929	15,541
Ser. 13-14, IO, 3.50%, 12/20/42	26,380	3,046
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	17,883	1,150
Ser. 15-165, Class IC, IO, 3.50%, 7/16/41	1,112,721	59,130
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	822,276	54,592
Ser. 21-191, Class HI, IO, 3.00%, 10/20/51	3,509,099	556,936
Ser. 21-155, IO, 3.00%, 9/20/51	3,405,692	571,007
Ser. 21-97, Class QI, IO, 3.00%, 6/20/51	9,650,122	1,343,676
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	4,371,314	611,130
Ser. 21-42, Class IG, IO, 3.00%, 3/20/51	2,843,327	395,650
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	6,616,331	985,465
Ser. 20-188, Class QI, IO, 3.00%, 10/20/50	4,022,148	637,756
Ser. 18-H11, Class JI, IO, 2.608%, 7/20/68 W	2,315,878	106,994
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	15,054,566	2,018,215
Ser. 17-H16, Class JI, IO, 2.441%, 8/20/67 W	392,338	24,582
Ser. 16-H11, Class KI, IO, 2.387%, 5/20/66 W	8,109,233	290,158
Ser. 17-H03, Class EI, IO, 2.367%, 1/20/67 W	412,479	31,129
Ser. 16-H27, Class BI, IO, 2.36%, 12/20/66 W	477,393	24,760
Ser. 17-H02, Class BI, IO, 2.358%, 1/20/67 W	2,058,784	111,983
Ser. 10-H22, Class CI, IO, 2.354%, 10/20/60 W	95,119	3,849
Ser. 17-H04, Class BI, IO, 2.314%, 2/20/67 W	3,293,146	203,249
Ser. 17-H03, Class DI, IO, 2.282%, 12/20/66 W	1,845,932	115,082
Ser. 17-H06, Class BI, IO, 2.269%, 2/20/67 W	800,166	50,121
Ser. 17-H03, Class AI, IO, 2.269%, 12/20/66 W	884,167	49,044
Ser. 18-H01, Class AI, IO, 2.239%, 1/20/68 W	10,127,291	624,854
Ser. 17-H22, Class DI, IO, 2.197%, 11/20/67 W	2,246,726	177,632
Ser. 17-H20, Class DI, IO, 2.192%, 10/20/67 W	960,324	70,151
Ser. 16-H17, Class DI, IO, 2.188%, 7/20/66 W	1,555,848	68,263
Ser. 17-H20, Class AI, IO, 2.187%, 10/20/67 W	2,215,064	155,055
Ser. 17-H05, Class CI, IO, 2.176%, 2/20/67 W	4,540,112	263,390
Ser. 17-H14, Class JI, IO, 2.143%, 6/20/67 W	1,484,361	126,403
Ser. 15-H10, Class HI, IO, 2.142%, 4/20/65 W	114,391	4,633
Ser. 16-H24, IO, 2.138%, 9/20/66 W	237,313	17,799
Ser. 17-H20, Class HI, IO, 2.135%, 10/20/67 W	730,961	49,682
Ser. 19-H12, Class GI, IO, 2.102%, 7/20/69 W	11,393,199	589,244
Ser. 17-H06, Class MI, IO, 2.099%, 2/20/67 W	1,130,146	61,622
Ser. 20-H04, Class AI, IO, 2.094%, 2/20/70 W	10,598,026	566,422
Ser. 18-H02, Class HI, IO, 2.093%, 1/20/68 W	3,116,383	218,147
Ser. 22-H01, Class BI, IO, 2.084%, 12/20/71 W	12,636,777	739,125
Ser. 15-H24, Class HI, IO, 2.083%, 9/20/65 W	56,465	1,327

20 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-H02, Class IM, IO, 2.073%, 2/20/68 W	$1,743,385	$129,664
Ser. 19-H02, Class DI, IO, 2.068%, 11/20/68 W	5,316,985	285,788
Ser. 17-H11, Class DI, IO, 2.064%, 5/20/67 W	238,322	13,219
Ser. 17-H19, Class MI, IO, 2.061%, 4/20/67 W	703,944	44,841
Ser. 18-H20, Class BI, IO, 2.055%, 6/20/68 W	6,835,625	333,237
Ser. 22-H09, Class GI, IO, 2.046%, 4/20/72 W	30,070,412	1,719,652
Ser. 19-H14, Class IB, IO, 2.033%, 8/20/69 W	266,119	13,431
Ser. 22-H01, Class EI, IO, 2.026%, 1/20/72 W	7,388,580	476,794
FRB Ser. 16-H19, Class AI, IO, 2.026%, 9/20/66 W	5,483,577	295,998
Ser. 16-H23, Class NI, IO, 1.97%, 10/20/66 W	167,232	7,693
Ser. 19-H07, Class EI, IO, 1.96%, 3/20/69 W	22,755,087	1,067,509
Ser. 15-H15, Class JI, IO, 1.944%, 6/20/65 W	126,484	7,437
Ser. 16-H15, Class AI, IO, 1.943%, 7/20/66 W	13,570,721	822,861
Ser. 16-H21, Class AI, IO, 1.938%, 9/20/66 W	2,056,326	114,062
Ser. 17-H08, Class NI, IO, 1.927%, 3/20/67 W	338,350	16,681
Ser. 17-H09, Class DI, IO, 1.891%, 3/20/67 W	1,142,064	59,197
Ser. 22-H09, Class IG, IO, 1.884%, 4/20/72 W	24,191,685	1,228,484
Ser. 17-H08, Class EI, IO, 1.884%, 2/20/67 W	1,702,304	103,734
Ser. 18-H08, Class FI, IO, 1.868%, 6/20/68 W	1,790,675	77,051
Ser. 15-H16, Class DI, IO, 1.864%, 7/20/65 W	3,333,537	217,201
Ser. 16-H22, IO, 1.852%, 10/20/66 W	3,087,385	128,534
Ser. 15-H13, Class AI, IO, 1.846%, 6/20/65 W	200,542	9,181
Ser. 15-H23, Class DI, IO, 1.844%, 9/20/65 W	115,072	6,858
Ser. 15-H25, Class EI, IO, 1.836%, 10/20/65 W	97,189	5,112
Ser. 15-H20, Class AI, IO, 1.811%, 8/20/65 W	103,290	5,216
Ser. 15-H10, Class CI, IO, 1.796%, 4/20/65 W	115,419	6,336
Ser. 18-H05, Class BI, IO, 1.79%, 2/20/68 W	1,260,711	87,462
FRB Ser. 15-H16, Class XI, IO, 1.77%, 7/20/65 W	58,031	3,325
Ser. 17-H09, IO, 1.768%, 4/20/67 W	337,947	15,881
Ser. 16-H27, Class EI, IO, 1.767%, 12/20/66 W	2,383,844	89,740
Ser. 17-H06, Class DI, IO, 1.759%, 2/20/67 W	557,037	25,568
Ser. 15-H23, Class BI, IO, 1.741%, 9/20/65 W	71,051	3,283
Ser. 15-H26, Class EI, IO, 1.712%, 10/20/65 W	134,641	6,597
Ser. 16-H24, Class CI, IO, 1.681%, 10/20/66 W	3,403,954	166,113
Ser. 15-H20, Class CI, IO, 1.669%, 8/20/65 W	106,924	6,811
Ser. 14-H25, Class BI, IO, 1.665%, 12/20/64 W	1,307,347	50,644
Ser. 15-H09, Class BI, IO, 1.66%, 3/20/65 W	43,298	1,867
Ser. 17-H14, Class EI, IO, 1.63%, 6/20/67 W	1,909,765	68,334
Ser. 15-H25, Class AI, IO, 1.60%, 9/20/65 W	170,602	7,643
Ser. 17-H10, Class MI, IO, 1.596%, 4/20/67 W	3,710,397	165,113
Ser. 17-H03, Class HI, IO, 1.587%, 1/20/67 W	294,955	10,830
Ser. 15-H25, Class CI, IO, 1.585%, 10/20/65 W	85,842	3,485
Ser. 15-H25, Class BI, IO, 1.571%, 10/20/65 W	83,756	4,029
Ser. 15-H26, Class DI, IO, 1.568%, 10/20/65 W	88,957	4,190
Ser. 15-H01, Class BI, IO, 1.55%, 1/20/65 W	3,647,845	142,919
Ser. 15-H03, Class DI, IO, 1.547%, 1/20/65 W	198,124	7,826
Ser. 13-H14, Class XI, IO, 1.543%, 3/20/63 W	97,263	2,830
Ser. 16-H04, Class KI, IO, 1.495%, 2/20/66 W	69,535	1,825
Ser. 16-H02, Class HI, IO, 1.453%, 1/20/66 W	161,055	4,542
Ser. 16-H18, Class QI, IO, 1.449%, 6/20/66 W	1,332,827	74,806
Ser. 14-H06, Class BI, IO, 1.442%, 2/20/64 W	4,035,793	102,909
Ser. 10-H19, Class BI, IO, 1.439%, 8/20/60 W	165,085	6,031
Ser. 15-H04, Class AI, IO, 1.408%, 12/20/64 W	2,472,938	78,439
Ser. 12-H29, Class AI, IO, 1.331%, 10/20/62 W	527,720	10,732
Ser. 12-H29, Class FI, IO, 1.331%, 10/20/62 W	527,720	10,115
Ser. 12-H06, Class AI, IO, 1.319%, 1/20/62 W	286,809	7,574
Ser. 14-H21, Class AI, IO, 1.298%, 10/20/64 W	946,911	40,938
FRB Ser. 11-H07, Class FI, IO, 1.226%, 2/20/61 W	102,340	2,651
Ser. 21-H03, Class IM, IO, 0.914%, 2/20/71 W	9,202,935	287,592
Ser. 19-H15, Class CI, IO, 0.802%, 7/20/69 W	6,801,699	206,649
		81,609,687

Mortgage Opportunities Fund 21

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities (17.9%)
Banc of America Commercial Mortgage Trust Ser. 08-1, Class AJ, 6.567%, 2/10/51 W	$9,423	$9,746
BANK 144A Ser. 18-BN11, Class D, 3.00%, 3/15/61	1,642,000	1,257,126
Barclays Commercial Mortgage Trust 144A
Ser. 19-C4, Class D, 3.25%, 8/15/52	510,000	409,405
Ser. 19-C4, Class E, 3.25%, 8/15/52	446,000	331,079
Ser. 19-C3, Class D, 3.00%, 5/15/52	1,145,000	878,444
Ser. 19-C5, Class E, 2.50%, 11/15/52	462,000	322,498
Benchmark Mortgage Trust 144A
FRB Ser. 18-B3, Class D, 3.036%, 4/10/51 W	1,049,000	848,498
Ser. 19-B11, Class D, 3.00%, 5/15/52	263,000	204,731
Ser. 19-B13, Class D, 2.50%, 8/15/57	637,000	496,414
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 4.866%, 2/10/44 W	580,000	438,028
Cantor Commercial Real Estate Lending 144A Ser. 19-CF2, Class D, 2.50%, 11/15/52	313,000	237,508
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	408,000	312,236
Ser. 19-CD8, Class D, 3.00%, 8/15/57	389,000	286,187
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	100,000	99,520
Citigroup Commercial Mortgage Trust
FRB Ser. 17-P7, Class C, 4.41%, 4/14/50 W	223,000	207,002
FRB Ser. 15-P1, Class C, 4.369%, 9/15/48 W	1,438,000	1,377,626
FRB Ser. 15-GC31, Class D, 4.039%, 6/10/48 W	1,541,000	1,413,040
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class C, 4.792%, 9/10/45 W	549,000	546,123
FRB Ser. 13-GC11, Class D, 4.417%, 4/10/46 W	1,736,343	1,702,945
Ser. 14-GC25, Class D, 3.548%, 10/10/47	239,000	221,142
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.919%, 4/10/47 W	333,000	326,145
FRB Ser. 14-UBS3, Class C, 4.737%, 6/10/47 W	301,000	293,985
FRB Ser. 14-UBS4, Class C, 4.649%, 8/10/47 W	324,000	310,959
FRB Ser. 14-UBS6, Class C, 4.44%, 12/10/47 W	193,000	187,572
FRB Ser. 15-CR26, Class D, 3.442%, 10/10/48 W	875,000	769,954
COMM Mortgage Trust 144A
FRB Ser. 13-CR13, Class D, 4.879%, 11/10/46 W	348,000	329,779
FRB Ser. 14-CR17, Class D, 4.847%, 5/10/47 W	467,000	418,915
FRB Ser. 14-CR17, Class E, 4.847%, 5/10/47 W	917,000	669,346
FRB Ser. 14-CR19, Class D, 4.697%, 8/10/47 W	721,000	671,037
FRB Ser. 14-CR14, Class D, 4.598%, 2/10/47 W	1,073,000	1,017,658
Ser. 12-CR4, Class B, 3.703%, 10/15/45	921,000	859,889
Ser. 13-LC6, Class E, 3.50%, 1/10/46	706,000	613,038
FRB Ser. 16-COR1, Class D, 3.331%, 10/10/49 W	1,501,500	1,236,185
Ser. 17-COR2, Class D, 3.00%, 9/10/50	2,120,000	1,844,400
Ser. 15-LC19, Class D, 2.867%, 2/10/48	1,072,000	964,649
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	63,742	31,387
CSAIL Commercial Mortgage Trust 144A
FRB Ser. 18-C14, Class D, 4.923%, 11/15/51 W	1,765,000	1,515,732
Ser. 19-C17, Class D, 2.50%, 9/15/52	410,000	304,981
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.401%, 2/10/46 W	471,000	446,744
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.353%, 8/10/43 W	397,000	295,255
FRB Ser. 14-GC24, Class D, 4.533%, 9/10/47 W	971,000	669,753
FRB Ser. 13-GC13, Class D, 4.065%, 7/10/46 W	739,000	323,761
Ser. 19-GC38, Class D, 3.00%, 2/10/52	532,000	426,010
Ser. 16-GS2, Class D, 2.753%, 5/10/49	311,000	259,015
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class B, 4.551%, 9/15/47 W	399,000	386,920
FRB Ser. 14-C22, Class C, 4.551%, 9/15/47 W	354,000	328,901
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.788%, 2/15/47 W	1,135,000	692,420
FRB Ser. 13-C12, Class E, 4.091%, 7/15/45 W	625,000	525,273
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	402,000	45,064
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	100,000	54,997

22 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMCC Commercial Mortgage Securities Trust 144A FRB Ser. 17-JP7, Class D, 4.385%, 9/15/50 W	$388,000	$335,114
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	566,000	491,457
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	693,354	632,524
FRB Ser. 13-LC11, Class D, 4.164%, 4/15/46 W	740,000	570,753
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.524%, 2/15/46 W	450,000	330,904
FRB Ser. 11-C3, Class E, 5.524%, 2/15/46 W	242,000	83,936
FRB Ser. 11-C4, Class C, 5.419%, 7/15/46 W	27,757	27,773
FRB Ser. 12-C6, Class E, 4.981%, 5/15/45 W	224,000	208,861
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	643,000	390,653
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	100,000	95,324
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C22, Class C, 4.207%, 4/15/48 W	1,437,000	1,335,574
FRB Ser. 13-C9, Class C, 4.019%, 5/15/46 W	269,000	262,759
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C14, Class D, 5.044%, 2/15/47 W	855,000	833,749
FRB Ser. 13-C12, Class E, 4.762%, 10/15/46 W	405,000	282,262
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	1,150,000	750,375
FRB Ser. 13-C11, Class D, 4.351%, 8/15/46 W	932,000	65,535
FRB Ser. 15-C23, Class D, 4.143%, 7/15/50 W	1,883,000	1,729,247
FRB Ser. 13-C10, Class E, 4.074%, 7/15/46 W	369,000	129,076
FRB Ser. 13-C10, Class F, 4.074%, 7/15/46 W	1,286,000	289,350
Ser. 14-C19, Class D, 3.25%, 12/15/47	582,000	523,904
Ser. 17-C34, Class D, 2.70%, 11/15/52	168,000	126,918
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	24,032	22,349
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class D, 5.164%, 3/15/45 W	120,589	119,964
FRB Ser. 12-C4, Class E, 5.164%, 3/15/45 W	392,000	280,241
FRB Ser. 11-C3, Class G, 5.085%, 7/15/49 W	753,000	404,649
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M10, 4.256%, 10/15/49	1,447,000	1,339,449
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class D, 6.223%, 5/10/45 W	75,697	68,800
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	671,000	261,690
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	37,000	4
FRB Ser. 12-C2, Class E, 4.828%, 5/10/63 W	24,000	963
FRB Ser. 12-C4, Class D, 4.458%, 12/10/45 W	522,000	486,158
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-NXS5, Class D, 4.983%, 1/15/59 W	1,113,000	1,035,802
Ser. 19-C50, Class C, 4.345%, 5/15/52	281,000	246,306
Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class D, 4.718%, 10/15/45 W	375,000	373,649
FRB Ser. 15-C30, Class D, 4.498%, 9/15/58 W	343,000	315,532
FRB Ser. 13-LC12, Class D, 4.304%, 7/15/46 W	381,000	220,806
Ser. 14-LC16, Class D, 3.938%, 8/15/50	777,000	113,317
Ser. 16-C33, Class D, 3.123%, 3/15/59	1,139,000	972,938
Ser. 19-C54, Class D, 2.50%, 12/15/52	259,000	211,126
WF-RBS Commercial Mortgage Trust Ser. 14-C21, Class C, 4.234%, 8/15/47 W	663,000	633,071
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class D, 4.812%, 11/15/45 W	276,000	269,462
FRB Ser. 12-C9, Class E, 4.812%, 11/15/45 W	456,000	433,388
FRB Ser. 12-C7, Class D, 4.631%, 6/15/45 W	228,000	77,494
FRB Ser. 12-C7, Class E, 4.631%, 6/15/45 W	653,000	88,331
FRB Ser. 14-LC14, Class D, 4.586%, 3/15/47 W	1,568,000	1,505,463
FRB Ser. 13-C15, Class D, 4.504%, 8/15/46 W	1,324,000	787,232
FRB Ser. 12-C10, Class D, 4.406%, 12/15/45 W	406,000	289,224
		48,472,478

Mortgage Opportunities Fund 23

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (17.5%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 1.196%, 5/25/47	$1,567,168	$895,531
Arroyo Mortgage Trust 144A Ser. 20-1, Class M1, 4.277%, 3/25/55	442,000	431,574
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 2.694%, 9/25/35 W	198,702	174,173
FRB Ser. 05-8, Class 21A1, 2.554%, 10/25/35 W	371,919	329,151
FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 1.506%, 1/25/36	124,364	183,096
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (1 Month US LIBOR + 0.23%), 1.466%, 9/25/46	64,216	55,364
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 5.756%, 10/25/27 (Bermuda)	633,000	639,675
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 1.186%, 11/25/47	956,084	842,701
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 2.959%, 4/25/37 W	256,841	243,905
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 1.356%, 3/25/37	180,825	158,600
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 1.386%, 8/25/46	79,621	69,715
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 1.386%, 8/25/46	220,228	211,452
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 1.386%, 8/25/46	240,465	215,349
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 1.107%, 2/20/47	267,053	210,441
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, (1 Month US LIBOR + 0.40%), 1.406%, 4/25/46	33,762	30,499
Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 20-SPT1, Class M1, 3.388%, 4/25/65 W	392,000	379,711
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR + 2.85%), 3.856%, 1/25/30	404,000	378,918
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 11.506%, 5/25/28	248,452	259,250
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 11.006%, 7/25/28	246,628	264,860
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 10.356%, 4/25/28	295,495	300,620
Structured Agency Credit Risk Debt FRN Ser. 15-HQA1, Class B, (1 Month US LIBOR + 8.80%), 9.806%, 3/25/28	369,223	377,668
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 8.556%, 12/25/27	1,397,382	1,402,551
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 5.956%, 7/25/29	773,000	822,989
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1, (1 Month US LIBOR + 4.45%), 5.456%, 3/25/30	250,000	254,191
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (1 Month US LIBOR + 12.25%), 13.256%, 2/25/49	260,000	282,917
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 12.006%, 10/25/48	1,728,000	1,859,125
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 11.756%, 1/25/49	439,000	473,786
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 11.506%, 3/25/49	755,000	810,326
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA3, Class B2, (1 Month US LIBOR + 9.35%), 10.356%, 6/25/50	750,000	873,750
Structured Agency Credit Risk Trust FRB Ser. 19-FTR1, Class B2, (1 Month US LIBOR + 8.35%), 9.356%, 1/25/48	1,000,000	981,875
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 9.156%, 7/25/49	624,000	624,871
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 8.756%, 9/25/48	818,000	816,312
Structured Agency Credit Risk Trust FRB Ser. 19-HQA3, Class B2, (1 Month US LIBOR + 7.50%), 8.506%, 9/25/49	1,000,000	965,000
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M2, (US 30 Day Average SOFR + 5.25%), 5.834%, 3/25/42	2,759,000	2,672,781
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M2, (US 30 Day Average SOFR + 5.25%), 5.601%, 5/25/42	2,000,000	1,920,000

24 Mortgage Opportunities Fund

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 5.256%, 10/25/48	$1,000,000	$1,017,500
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class B1, (1 Month US LIBOR + 4.10%), 5.106%, 3/25/50	1,000,000	971,032
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M2, (US 30 Day Average SOFR + 4.35%), 4.934%, 4/25/42	1,940,000	1,822,436
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class M2, (1 Month US LIBOR + 3.75%), 4.756%, 8/25/50	25,032	25,048
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	244,000	228,006
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2, 4.75%, 7/25/56 W	400,000	383,820
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	370,000	334,654
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 4.106%, 3/25/50	988,787	983,022
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.656%, 1/25/49	425,697	428,844
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 3.456%, 3/25/49	146,095	146,825
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 3.306%, 10/25/48	68,800	68,205
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 13.756%, 10/25/28	814,769	900,541
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 12.756%, 10/25/28	111,282	122,417
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 12.756%, 8/25/28	26,613	29,636
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 10.256%, 4/25/29	1,556,215	1,623,358
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.706%, 4/25/28	808,525	855,017
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2B1, (1 Month US LIBOR + 5.05%), 6.056%, 11/25/29	964,000	1,031,111
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 5.856%, 10/25/29	150,000	158,778
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 5.506%, 12/25/30	180,000	185,377
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 5.456%, 5/25/30	284,000	286,705
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 5.456%, 2/25/30	761,000	785,916
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 5.456%, 1/25/29	22,863	23,557
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 4.006%, 10/25/29	391,085	399,568
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 3.806%, 2/25/30	488,142	493,268
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 3.506%, 5/25/30	1,199,038	1,199,035
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 3.256%, 7/25/30	111,450	112,074
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2C, (1 Month US LIBOR + 2.20%), 3.206%, 1/25/30	1,000,000	997,194
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1B2, (US 30 Day Average SOFR + 9.85%), 10.434%, 3/25/42	1,167,000	1,175,753
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1B1, (US 30 Day Average SOFR + 5.25%), 5.834%, 3/25/42	500,000	481,750
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 5.106%, 9/25/31	1,291,000	1,292,380
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2B1, (US 30 Day Average SOFR + 4.50%), 5.084%, 4/25/42	1,096,000	1,093,260
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 5.084%, 1/25/42	146,000	133,833
GSAA Home Equity Trust
FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 1.366%, 5/25/36	76,288	22,573
FRB Ser. 06-1, Class A1, (1 Month US LIBOR + 0.18%), 1.186%, 1/25/36	1,129,910	401,118
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 1.316%, 5/25/37	349,003	269,237
Home Re, Ltd. 144A FRB Ser. 22-1, Class B1, (US 30 Day Average SOFR + 9.00%), 9.275%, 10/25/34 (Bermuda)	900,000	902,112
IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 3.242%, 6/25/36 W	25,984	24,911
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 1.406%, 6/25/37	163,736	75,915
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.09%, 9/25/26 W	280,000	268,800
Merrill Lynch Mortgage Investors Trust FRB Ser. 06-HE3, Class A4, (1 Month US LIBOR + 0.50%), 1.506%, 6/25/37	827,187	279,876
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	250,150	231,560
MortgageIT Trust FRB Ser. 05-3, Class M4, (1 Month US LIBOR + 0.95%), 1.951%, 8/25/35	10,011	9,456

Mortgage Opportunities Fund 25

MORTGAGE-BACKED SECURITIES (65.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 5.356%, 7/25/29 (Bermuda)	$191,000	$189,813
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 4.506%, 7/25/29 (Bermuda)	159,000	155,074
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 3.706%, 3/25/28 (Bermuda)	964,000	954,230
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 1.426%, 8/25/36	81,172	74,678
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 1.186%, 1/25/37	29,293	27,712
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%), 1.126%, 8/25/36	243,578	234,723
Triangle Re, Ltd. 144A
Mortgage Insurance-Linked FRN Ser. 19-1, Class B1, (1 Month US LIBOR + 4.15%), 5.156%, 11/26/29	879,000	876,803
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 2.90%), 3.906%, 11/26/29	787,694	788,039
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 1.926%, 10/25/44	86,314	82,925
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.86%), 1.866%, 10/25/45	52,667	51,317
		47,123,519
Total mortgage-backed securities (cost $190,789,724)		$177,205,684

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (43.9%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$43,459	$46,207
5.00%, 5/20/49	118,973	124,427
4.50%, with due dates from 10/20/49 to 1/20/50	86,344	89,044
4.00%, with due dates from 8/20/49 to 1/20/50	154,626	157,202
3.50%, with due dates from 8/20/49 to 11/20/49	893,657	888,995
		1,305,875
U.S. Government Agency Mortgage Obligations (43.4%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	76,314	79,005
4.50%, 5/1/49	14,335	14,686
Uniform Mortgage-Backed Securities
5.00%, TBA, 6/1/52	1,000,000	1,032,858
4.50%, TBA, 7/1/52	3,000,000	3,043,009
4.50%, TBA, 6/1/52	73,000,000	74,283,223
4.00%, TBA, 7/1/52	1,000,000	997,774
4.00%, TBA, 6/1/52	9,000,000	9,003,518
3.50%, TBA, 7/1/52	1,000,000	978,281
3.50%, TBA, 6/1/52	9,000,000	8,823,515
3.00%, TBA, 7/1/52	9,000,000	8,565,117
3.00%, TBA, 6/1/52	11,000,000	10,488,672
		117,309,658
Total U.S. government and agency mortgage obligations (cost $118,390,510)		$118,615,533

ASSET-BACKED SECURITIES (2.1%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,089,000	$1,086,278
Mello Warehouse Securitization Trust 144A
FRB Ser. 21-2, Class F, (1 Month US LIBOR + 4.75%), 5.756%, 4/25/55	270,000	266,943
FRB Ser. 20-2, Class G, (1 Month US LIBOR + 4.75%), 5.756%, 11/25/53	204,000	201,131
FRB Ser. 20-2, Class F, (1 Month US LIBOR + 3.25%), 4.256%, 11/25/53	108,000	107,755
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.806%, 11/25/53	108,000	108,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 1.756%, 4/25/55	345,000	345,000
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 1.368%, 2/25/55	211,000	211,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 2.00%, 8/15/22	783,000	783,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class F, (1 Month US LIBOR + 5.25%), 6.256%, 5/25/55	1,250,000	1,243,599
Station Place Securitization Trust 144A
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 1.724%, 8/8/22	600,000	600,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 1.674%, 12/8/22	176,000	176,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 1.594%, 11/7/22	508,000	508,000
Total asset-backed securities (cost $5,639,827)		$5,636,706

26 Mortgage Opportunities Fund

PURCHASED OPTIONS OUTSTANDING (0.2%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Call)	Jun-22/$96.81	$14,705,859	$15,000,000	$188,910
Uniform Mortgage-Backed Securities 30 yr 4.00% TBA commitments (Call)	Jun-22/99.16	15,005,864	15,000,000	140,820
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Call)	Jun-22/101.11	15,263,676	15,000,000	104,685
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Call)	Jun-22/101.19	5,087,892	5,000,000	31,435
Total purchased options outstanding (cost $355,762)				$465,850

SHORT-TERM INVESTMENTS (38.2%)*		Principal amount/ shares	Value
Interest in $491,698,000 joint tri-party repurchase agreement dated 5/31/2022 with BofA Securities, Inc. due 6/1/2022 — maturity value of $23,967,533 for an effective yield of 0.800% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 5.970% and due dates ranging from 10/1/2028 to 5/1/2052, valued at $501,531,961)		$23,967,000	$23,967,000
Putnam Short Term Investment Fund Class P 0.83% L	Shares	55,625,091	55,625,091
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.74% P	Shares	808,000	808,000
U.S. Treasury Bills 0.812%, 7/12/22 ∆ § Φ		$3,900,000	3,896,480
U.S. Treasury Bills 0.714%, 6/28/22 § Φ		1,100,000	1,099,408
U.S. Treasury Bills 0.576%, 6/21/22 ∆ §		500,000	499,835
U.S. Treasury Bills 0.423%, 6/16/22 ∆ §		1,100,000	1,099,732
U.S. Treasury Bills 0.538%, 6/23/22 ∆ §		5,100,000	5,098,212
U.S. Treasury Bills 0.410%, 6/14/22 ∆ §		3,000,000	2,999,414
U.S. Treasury Bills 0.396%, 6/9/22 ∆ §		3,100,000	3,099,631
U.S. Treasury Bills 0.341%, 6/2/22 ∆ §		4,900,000	4,899,929
Total short-term investments (cost $103,093,203)			$103,092,732

TOTAL INVESTMENTS
Total investments (cost $418,269,026)	$405,016,505

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2021 through May 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $270,105,510.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $14,256,266 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $201,862 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $6,161,784 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

Mortgage Opportunities Fund 27

At the close of the reporting period, the fund maintained liquid assets totaling $187,279,307 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

WRITTEN OPTIONS OUTSTANDING at 5/31/22 (premiums $306,250)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Put)	Jun-22/$96.81	$14,705,859	$15,000,000	$2,580
Uniform Mortgage-Backed Securities 30 yr 4.00% TBA commitments (Put)	Jun-22/99.16	15,005,864	15,000,000	6,045
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Put)	Jun-22/101.11	15,263,676	15,000,000	5,070
Uniform Mortgage-Backed Securities 30 yr 4.50% TBA commitments (Put)	Jun-22/101.19	5,087,892	5,000,000	2,140
Total				$15,835

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 5/31/22
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A.
(2.31)/US SOFR/Jun-32 (Purchased)	Jun-22/2.31	$12,201,300	$(261,718)	$144,097
2.725/US SOFR/Jul-32 (Purchased)	Jul-22/2.725	1,440,300	(29,382)	(6,539)
(2.725)/US SOFR/Jul-32 (Purchased)	Jul-22/2.725	1,440,300	(29,382)	(12,041)
2.31/US SOFR/Jun-32 (Purchased)	Jun-22/2.31	12,201,300	(261,718)	(242,317)
Goldman Sachs International
2.995/US SOFR/Aug-32 (Purchased)	Aug-22/2.995	7,798,700	(170,246)	89,607
(2.995)/US SOFR/Aug-32 (Purchased)	Aug-22/2.995	7,798,700	(170,246)	(120,100)
Unrealized appreciation				233,704
Unrealized (depreciation)				(380,997)
Total				$(147,293)

TBA SALE COMMITMENTS OUTSTANDING at 5/31/22 (proceeds receivable $74,143,262)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 6/1/52	$1,000,000	6/22/22	$990,625
Uniform Mortgage-Backed Securities, 4.50%, 6/1/52	18,000,000	6/13/22	18,316,412
Uniform Mortgage-Backed Securities, 4.00%, 6/1/52	7,000,000	6/13/22	7,002,736
Uniform Mortgage-Backed Securities, 3.50%, 6/1/52	9,000,000	6/13/22	8,823,515
Uniform Mortgage-Backed Securities, 3.00%, 6/1/52	11,000,000	6/13/22	10,488,672
Uniform Mortgage-Backed Securities, 2.50%, 6/1/52	14,000,000	6/13/22	12,883,270
Uniform Mortgage-Backed Securities, 2.00%, 6/1/52	18,000,000	6/13/22	15,970,781
Total			$74,476,011

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$196,608,000	$3,234,202 E	$(2,856,493)	6/15/24	1.80% — Annually	Secured Overnight Financing Rate — Annually	$377,710
14,653,000	513,734 E	(343,396)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	170,339
27,082,000	1,696,146 E	717,946	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	(978,203)
7,709,000	833,420 E	119,434	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	(713,986)
1,910,500	63,505	(25)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	57,271
1,910,500	64,403	(25)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	58,131

28 Mortgage Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,898,000	$19,872	$(15)	3/30/27	2.3535% — Annually	Secured Overnight Financing Rate — Annually	$13,397
12,201,300	372,384	(162)	4/7/32	2.298% — Annually	Secured Overnight Financing Rate — Annually	337,315
2,070,000	23,288	(17)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	(16,443)
9,020,000	45,371	(34)	3/31/24	2.307% — Annually	Secured Overnight Financing Rate — Annually	15,612
11,410,000	153,465	(92)	3/31/27	Secured Overnight Financing Rate — Annually	2.288% — Annually	(116,329)
3,805,000	49,313	(31)	4/1/27	Secured Overnight Financing Rate — Annually	2.299% — Annually	(37,053)
3,369,000	51,613	(27)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	41,141
2,322,000	107,532	(31)	4/4/32	2.116% — Annually	Secured Overnight Financing Rate — Annually	101,152
582,000	3,643	(2)	4/4/24	Secured Overnight Financing Rate — Annually	2.243% — Annually	(1,918)
744,000	35,652	(10)	4/4/32	Secured Overnight Financing Rate — Annually	2.0975% — Annually	(33,628)
4,532,000	53,251	(37)	4/6/27	2.326% — Annually	Secured Overnight Financing Rate — Annually	39,844
15,213,000	62,221	(57)	4/6/24	2.3655% — Annually	Secured Overnight Financing Rate — Annually	16,144
6,251,000	61,947	(51)	4/7/27	Secured Overnight Financing Rate — Annually	2.3665% — Annually	(43,493)
18,370,000	58,784	(69)	4/7/24	Secured Overnight Financing Rate — Annually	2.4145% — Annually	(2,390)
5,249,000	185,762	(70)	4/7/32	2.242% — Annually	Secured Overnight Financing Rate — Annually	170,942
8,183,000	18,084	(31)	4/7/24	2.469% — Annually	Secured Overnight Financing Rate — Annually	(7,525)
4,282,000	22,909	(35)	4/11/27	2.4665% — Annually	Secured Overnight Financing Rate — Annually	10,406
2,742,000	8,199	(22)	4/12/27	2.518% — Annually	Secured Overnight Financing Rate — Annually	281
6,480,000	16,265	(52)	4/12/27	2.5285% — Annually	Secured Overnight Financing Rate — Annually	(2,626)
3,962,000	17,116	(15)	4/14/24	2.3565% — Annually	Secured Overnight Financing Rate — Annually	6,864
2,667,000	41,899	(35)	4/14/32	2.469% — Annually	Secured Overnight Financing Rate — Annually	34,571
3,538,000	23,917	(29)	4/19/27	2.436% — Annually	Secured Overnight Financing Rate — Annually	15,414
1,453,000	4,112	(19)	4/20/32	2.6173% — Annually	Secured Overnight Financing Rate — Annually	453
2,751,000	11,389	(22)	4/22/27	Secured Overnight Financing Rate — Annually	2.673% — Annually	18,139
2,673,000	9,115	(35)	4/25/32	2.611% — Annually	Secured Overnight Financing Rate — Annually	3,134
1,439,300	4,908	(19)	4/26/32	2.689% — Annually	Secured Overnight Financing Rate — Annually	(8,086)
233,000	645	(1)	4/26/24	2.743% — Annually	Secured Overnight Financing Rate — Annually	(1,171)
282,000	801	(4)	4/26/32	Secured Overnight Financing Rate — Annually	2.6825% — Annually	1,415
1,481,000	1,155	(6)	4/28/24	2.553% — Annually	Secured Overnight Financing Rate — Annually	(1,742)
716,000	6,451	(10)	4/28/32	Secured Overnight Financing Rate — Annually	2.547% — Annually	(5,067)
3,250,000	12,773	(26)	5/2/27	Secured Overnight Financing Rate — Annually	2.6675% — Annually	18,549

Mortgage Opportunities Fund 29

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,205,000	$50,208	$(34)	5/6/27	Secured Overnight Financing Rate — Annually	2.84% — Annually	$57,093
3,648,000	45,418	(30)	5/6/27	2.851% — Annually	Secured Overnight Financing Rate — Annually	(51,479)
2,048,000	35,594	(27)	5/10/32	2.849% — Annually	Secured Overnight Financing Rate — Annually	(38,442)
8,218,000	25,558	(31)	5/10/24	2.76% — Annually	Secured Overnight Financing Rate — Annually	(35,673)
7,018,800	177,997	(93)	5/11/32	2.94% — Annually	Secured Overnight Financing Rate — Annually	(187,069)
2,141,000	47,637	(28)	5/11/32	2.9045% — Annually	Secured Overnight Financing Rate — Annually	(50,361)
9,030,000	722	(34)	5/17/24	2.6015% — Annually	Secured Overnight Financing Rate — Annually	(7,587)
2,898,000	435	(11)	5/17/24	2.6055% — Annually	Secured Overnight Financing Rate — Annually	(2,643)
6,896,000	45,652	(91)	5/17/32	2.7265% — Annually	Secured Overnight Financing Rate — Annually	(51,320)
3,895,500	1,792	(15)	5/18/24	2.574% — Annually	Secured Overnight Financing Rate — Annually	(1,018)
3,895,500	2,026	(15)	5/18/24	2.571% — Annually	Secured Overnight Financing Rate — Annually	(780)
38,659,000	77,705	(146)	5/19/24	2.7025% — Annually	Secured Overnight Financing Rate — Annually	(105,482)
9,950,000	17,413	(81)	5/23/27	2.5445% — Annually	Secured Overnight Financing Rate — Annually	12,727
1,165,000	4,311	(15)	5/24/32	Secured Overnight Financing Rate — Annually	2.6095% — Annually	(3,827)
12,051,000	25,428	(45)	5/27/24	2.491% — Annually	Secured Overnight Financing Rate — Annually	22,518
26,025,000	49,448	(98)	5/27/24	2.5015% — Annually	Secured Overnight Financing Rate — Annually	43,127
4,665,000	103,003	(159)	5/27/52	Secured Overnight Financing Rate — Annually	2.464% — Annually	(102,071)
25,578,000	42,971	(96)	5/27/24	2.513% — Annually	Secured Overnight Financing Rate — Annually	36,718
21,082,000	194,376	(280)	5/27/32	2.547% — Annually	Secured Overnight Financing Rate — Annually	188,923
1,646,000	31,867	(56)	5/31/52	Secured Overnight Financing Rate — Annually	2.477% — Annually	(31,809)
2,817,000	4,254	(11)	5/31/24	2.522% — Annually	Secured Overnight Financing Rate — Annually	4,046
1,914,000	30,318	(65)	5/31/52	Secured Overnight Financing Rate — Annually	2.494% — Annually	(30,250)
7,553,000	12,991	(28)	6/1/24	2.515% — Annually	Secured Overnight Financing Rate — Annually	12,963
Total		$(2,365,114)	$(783,132)
E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
CMBX NA BBB−.7 Index	BB−/P	$34	$6,000	$1,085	1/17/47	300 bp — Monthly	$(1,048)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	21,129	149,999	14,190	5/11/63	200 bp — Monthly	6,998
CMBX NA BB.11 Index	BB−/P	365,555	647,000	98,926	11/18/54	500 bp — Monthly	267,258
CMBX NA BB.13 Index	BB−/P	25,194	252,000	46,444	12/16/72	500 bp — Monthly	(21,005)
CMBX NA BB.13 Index	BB−/P	30,616	336,000	61,925	12/16/72	500 bp — Monthly	(30,982)

30 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.13 Index	BB−/P	$52,944	$561,000	$103,392	12/16/72	500 bp — Monthly	$(49,903)
CMBX NA BB.13 Index	BB−/P	182,893	2,006,000	369,706	12/16/72	500 bp — Monthly	(184,862)
CMBX NA BB.14 Index	BB/P	49,557	452,000	72,410	12/16/72	500 bp — Monthly	(22,414)
CMBX NA BB.6 Index	CCC+/P	114,988	264,040	107,332	5/11/63	500 bp — Monthly	7,913
CMBX NA BB.6 Index	CCC+/P	71,327	403,880	164,177	5/11/63	500 bp — Monthly	(92,457)
CMBX NA BB.6 Index	CCC+/P	154,784	992,680	403,524	5/11/63	500 bp — Monthly	(247,776)
CMBX NA BB.6 Index	CCC+/P	489,542	1,127,920	458,499	5/11/63	500 bp — Monthly	32,139
CMBX NA BB.6 Index	CCC+/P	754,500	1,388,280	564,336	5/11/63	500 bp — Monthly	191,514
CMBX NA BB.7 Index	B/P	60,373	1,183,000	365,429	1/17/47	500 bp — Monthly	(303,906)
CMBX NA BB.9 Index	B/P	204	1,000	265	9/17/58	500 bp — Monthly	(61)
CMBX NA BB.9 Index	B/P	66,168	324,000	85,925	9/17/58	500 bp — Monthly	(19,442)
CMBX NA BB.9 Index	B/P	68,460	326,000	86,455	9/17/58	500 bp — Monthly	(17,678)
CMBX NA BBB−.10 Index	BB+/P	15,138	122,000	16,690	11/17/59	300 bp — Monthly	(1,480)
CMBX NA BBB−.10 Index	BB+/P	24,219	222,000	30,370	11/17/59	300 bp — Monthly	(6,022)
CMBX NA BBB−.12 Index	BBB−/P	5,127	87,000	11,832	8/17/61	300 bp — Monthly	(6,654)
CMBX NA BBB−.13 Index	BBB−/P	10,635	113,000	16,973	12/16/72	300 bp — Monthly	(6,272)
CMBX NA BBB−.13 Index	BBB−/P	35,956	410,000	61,582	12/16/72	300 bp — Monthly	(25,387)
CMBX NA BBB−.14 Index	BBB−/P	677	16,000	2,488	12/16/72	300 bp — Monthly	(1,802)
CMBX NA BBB−.14 Index	BBB−/P	553	17,000	2,644	12/16/72	300 bp — Monthly	(2,081)
CMBX NA BBB−.14 Index	BBB−/P	4,100	82,000	12,751	12/16/72	300 bp — Monthly	(8,603)
CMBX NA BBB−.14 Index	BBB−/P	4,837	109,000	16,950	12/16/72	300 bp — Monthly	(12,049)
CMBX NA BBB−.14 Index	BBB−/P	4,984	122,000	18,971	12/16/72	300 bp — Monthly	(13,916)
CMBX NA BBB−.14 Index	BBB−/P	11,528	233,000	36,232	12/16/72	300 bp — Monthly	(24,568)
CMBX NA BBB−.14 Index	BBB−/P	16,632	509,000	79,150	12/16/72	300 bp — Monthly	(62,221)
CMBX NA BBB−.15 Index	BBB−/P	15,250	146,000	23,594	11/18/64	300 bp — Monthly	(8,258)
CMBX NA BBB−.6 Index	B+/P	55,149	180,667	41,590	5/11/63	300 bp — Monthly	13,665
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	110	3,000	149	1/17/47	200 bp — Monthly	(37)
CMBX NA BB.7 Index	B/P	44,810	335,000	103,482	1/17/47	500 bp — Monthly	(58,346)
CMBX NA BBB−.6 Index	B+/P	1,768	14,381	3,311	5/11/63	300 bp — Monthly	(1,534)
CMBX NA BBB−.6 Index	B+/P	4,088	33,257	7,656	5/11/63	300 bp — Monthly	(3,548)
CMBX NA BBB−.7 Index	BB−/P	1,379	21,000	3,797	1/17/47	300 bp — Monthly	(2,405)
Goldman Sachs International
CMBX NA BB.14 Index	BB/P	39,633	314,000	50,303	12/16/72	500 bp — Monthly	(10,365)
CMBX NA BB.14 Index	BB/P	116,917	751,000	120,310	12/16/72	500 bp — Monthly	(2,663)
CMBX NA BB.6 Index	CCC+/P	122,657	274,160	111,446	5/11/63	500 bp — Monthly	11,477
CMBX NA BB.9 Index	B/P	264,866	655,000	173,706	9/17/58	500 bp — Monthly	91,796
CMBX NA BBB−.14 Index	BBB−/P	10,494	215,000	33,433	12/16/72	300 bp — Monthly	(22,813)
CMBX NA BBB−.15 Index	BBB−/P	4,970	80,000	12,928	11/18/64	300 bp — Monthly	(7,911)
CMBX NA BBB−.6 Index	B+/P	833	5,393	1,241	5/11/63	300 bp — Monthly	(405)
CMBX NA BBB−.6 Index	B+/P	520	5,393	1,241	5/11/63	300 bp — Monthly	(718)
CMBX NA BBB−.6 Index	B+/P	780	6,292	1,448	5/11/63	300 bp — Monthly	(665)
CMBX NA BBB−.6 Index	B+/P	580	6,292	1,448	5/11/63	300 bp — Monthly	(865)
CMBX NA BBB−.6 Index	B+/P	2,379	13,483	3,104	5/11/63	300 bp — Monthly	(717)
CMBX NA BBB−.6 Index	B+/P	2,196	17,078	3,931	5/11/63	300 bp — Monthly	(1,726)
CMBX NA BBB−.6 Index	B+/P	3,172	17,977	4,138	5/11/63	300 bp — Monthly	(956)
CMBX NA BBB−.6 Index	B+/P	3,130	25,168	5,794	5/11/63	300 bp — Monthly	(2,649)
CMBX NA BBB−.6 Index	B+/P	2,405	28,763	6,621	5/11/63	300 bp — Monthly	(4,199)
CMBX NA BBB−.6 Index	B+/P	4,589	36,853	8,483	5/11/63	300 bp — Monthly	(3,873)
CMBX NA BBB−.6 Index	B+/P	6,102	46,740	10,760	5/11/63	300 bp — Monthly	(4,631)
CMBX NA BBB−.6 Index	B+/P	6,807	54,829	12,622	5/11/63	300 bp — Monthly	(5,783)
CMBX NA BBB−.6 Index	B+/P	6,807	54,829	12,622	5/11/63	300 bp — Monthly	(5,783)
CMBX NA BBB−.6 Index	B+/P	9,992	56,627	13,036	5/11/63	300 bp — Monthly	(3,011)
CMBX NA BBB−.6 Index	B+/P	36,080	115,052	26,485	5/11/63	300 bp — Monthly	9,662

Mortgage Opportunities Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$36,080	$115,052	$26,485	5/11/63	300 bp — Monthly	$9,662
CMBX NA BBB−.6 Index	B+/P	19,769	149,208	34,348	5/11/63	300 bp — Monthly	(14,492)
CMBX NA BBB−.6 Index	B+/P	20,562	156,399	36,003	5/11/63	300 bp — Monthly	(15,350)
CMBX NA BBB−.6 Index	B+/P	22,767	172,578	39,727	5/11/63	300 bp — Monthly	(16,859)
CMBX NA BBB−.6 Index	B+/P	15,110	178,870	41,176	5/11/63	300 bp — Monthly	(25,962)
CMBX NA BBB−.6 Index	B+/P	20,000	203,138	46,762	5/11/63	300 bp — Monthly	(26,644)
CMBX NA BBB−.6 Index	B+/P	21,083	257,069	59,177	5/11/63	300 bp — Monthly	(37,944)
CMBX NA BBB−.6 Index	B+/P	20,957	257,069	59,177	5/11/63	300 bp — Monthly	(38,071)
CMBX NA BBB−.6 Index	B+/P	22,360	265,159	61,040	5/11/63	300 bp — Monthly	(38,525)
CMBX NA BBB−.6 Index	B+/P	37,025	269,653	62,074	5/11/63	300 bp — Monthly	(24,892)
CMBX NA BBB−.6 Index	B+/P	34,253	278,641	64,143	5/11/63	300 bp — Monthly	(29,728)
CMBX NA BBB−.6 Index	B+/P	29,179	327,179	75,317	5/11/63	300 bp — Monthly	(45,947)
CMBX NA BBB−.6 Index	B+/P	32,362	346,054	79,662	5/11/63	300 bp — Monthly	(47,098)
CMBX NA BBB−.6 Index	B+/P	34,604	489,869	112,768	5/11/63	300 bp — Monthly	(77,879)
CMBX NA BBB−.7 Index	BB−/P	370	5,000	904	1/17/47	300 bp — Monthly	(532)
CMBX NA BBB−.7 Index	BB−/P	3,816	37,000	6,690	1/17/47	300 bp — Monthly	(2,852)
CMBX NA BBB−.7 Index	BB−/P	4,227	52,000	9,402	1/17/47	300 bp — Monthly	(5,144)
CMBX NA BBB−.7 Index	BB−/P	4,856	57,000	10,306	1/17/47	300 bp — Monthly	(5,417)
CMBX NA BBB−.7 Index	BB−/P	23,196	206,000	37,245	1/17/47	300 bp — Monthly	(13,929)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	23,189	289,000	87,451	5/11/63	500 bp — Monthly	(63,982)
CMBX NA BB.6 Index	CCC+/P	974,000	1,740,640	707,570	5/11/63	500 bp — Monthly	268,122
CMBX NA BBB−.14 Index	BBB−/P	6,310	102,000	15,861	12/16/72	300 bp — Monthly	(9,492)
CMBX NA BBB−.6 Index	B+/P	5,818,712	23,452,603	5,398,789	5/11/63	300 bp — Monthly	433,615
CMBX NA BBB−.7 Index	BB−/P	21,129	90,000	16,272	1/17/47	300 bp — Monthly	4,909
Merrill Lynch International
CMBX NA BB.6 Index	CCC+/P	22,364	184,000	74,796	5/11/63	500 bp — Monthly	(52,253)
CMBX NA BB.7 Index	B/P	16,216	134,000	41,393	1/17/47	500 bp — Monthly	(25,046)
CMBX NA BB.7 Index	B/P	27,163	287,000	88,654	1/17/47	500 bp — Monthly	(61,212)
CMBX NA BBB−.6 Index	B+/P	33,097	106,962	24,623	5/11/63	300 bp — Monthly	8,537
CMBX NA BBB−.6 Index	B+/P	2,401,320	8,010,486	1,844,014	5/11/63	300 bp — Monthly	561,979
Morgan Stanley & Co. International PLC
CMBX NA BB.11 Index	BB−/P	2,116	25,000	3,823	11/18/54	500 bp — Monthly	(1,682)
CMBX NA BB.13 Index	BB−/P	4,036	44,000	8,109	12/16/72	500 bp — Monthly	(4,031)
CMBX NA BB.13 Index	BB−/P	7,720	83,000	15,297	12/16/72	500 bp — Monthly	(7,496)
CMBX NA BB.13 Index	BB−/P	61,641	641,000	118,136	12/16/72	500 bp — Monthly	(55,872)
CMBX NA BB.13 Index	BB−/P	83,550	910,000	167,713	12/16/72	500 bp — Monthly	(83,278)
CMBX NA BB.13 Index	BB−/P	280,942	1,515,000	279,215	12/16/72	500 bp — Monthly	2,990
CMBX NA BB.14 Index	BB/P	115,506	944,000	151,229	12/16/72	500 bp — Monthly	(34,805)
CMBX NA BB.15 Index	BB/P	284,725	1,766,000	270,021	11/18/64	500 bp — Monthly	16,420
CMBX NA BB.6 Index	CCC+/P	18,060	39,560	16,081	5/11/63	500 bp — Monthly	2,017
CMBX NA BB.6 Index	CCC+/P	7,415	56,120	22,813	5/11/63	500 bp — Monthly	(15,343)
CMBX NA BB.9 Index	B/P	40,857	102,000	27,050	9/17/58	500 bp — Monthly	13,905
CMBX NA BBB−.12 Index	BBB−/P	2,122	36,000	4,896	8/17/61	300 bp — Monthly	(2,753)
CMBX NA BBB−.12 Index	BBB−/P	9,532	222,000	30,192	8/17/61	300 bp — Monthly	(20,531)
CMBX NA BBB−.14 Index	BBB−/P	4,039	72,000	11,196	12/16/72	300 bp — Monthly	(7,115)
CMBX NA BBB−.14 Index	BBB−/P	10,494	215,000	33,433	12/16/72	300 bp — Monthly	(22,813)
CMBX NA BBB−.14 Index	BBB−/P	10,494	215,000	33,433	12/16/72	300 bp — Monthly	(22,813)
CMBX NA BBB−.14 Index	BBB−/P	10,637	215,000	33,433	12/16/72	300 bp — Monthly	(22,670)
CMBX NA BBB−.14 Index	BBB−/P	14,984	307,000	47,739	12/16/72	300 bp — Monthly	(32,575)
CMBX NA BBB−.15 Index	BBB−/P	4,400	78,000	12,605	11/18/64	300 bp — Monthly	(8,160)
CMBX NA BBB−.15 Index	BBB−/P	59,849	652,000	105,363	11/18/64	300 bp — Monthly	(45,133)
CMBX NA BBB−.6 Index	B+/P	42,085	142,916	32,899	5/11/63	300 bp — Monthly	9,269
CMBX NA BBB−.6 Index	B+/P	47,355	151,006	34,761	5/11/63	300 bp — Monthly	12,682

32 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.6 Index	B+/P	$41,903	$513,239	$118,148	5/11/63	300 bp — Monthly	$(75,945)
CMBX NA BBB−.6 Index	B+/P	59,391	639,077	147,116	5/11/63	300 bp — Monthly	(87,352)
CMBX NA BBB−.6 Index	B+/P	316,365	824,239	189,740	5/11/63	300 bp — Monthly	127,106
CMBX NA BBB−.6 Index	B+/P	69,002	944,684	217,466	5/11/63	300 bp — Monthly	(147,913)
CMBX NA BBB−.6 Index	B+/P	69,717	949,178	218,501	5/11/63	300 bp — Monthly	(148,230)
CMBX NA BBB−.6 Index	B+/P	87,617	982,435	226,157	5/11/63	300 bp — Monthly	(137,967)
CMBX NA BBB−.6 Index	B+/P	110,571	1,326,692	305,404	5/11/63	300 bp — Monthly	(194,059)
CMBX NA BBB−.6 Index	B+/P	1,100,044	14,924,833	3,435,697	5/11/63	300 bp — Monthly	(2,326,947)
Upfront premium received		16,134,362		Unrealized appreciation		2,103,635
Upfront premium (paid)		—		Unrealized (depreciation)		(5,501,183)
Total		$16,134,362		Total		$(3,397,548)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(11,103)	$93,220	$8,819	5/11/63	(200 bp) — Monthly	$(2,321)
CMBX NA A.7 Index	(22)	3,000	149	1/17/47	(200 bp) — Monthly	125
CMBX NA BB.10 Index	(78,285)	307,000	92,898	11/17/59	(500 bp) — Monthly	14,315
CMBX NA BB.10 Index	(61,722)	256,000	77,466	11/17/59	(500 bp) — Monthly	15,495
CMBX NA BB.10 Index	(13,985)	134,000	40,548	11/17/59	(500 bp) — Monthly	26,433
CMBX NA BB.10 Index	(12,061)	110,000	33,286	11/17/59	(500 bp) — Monthly	21,118
CMBX NA BB.11 Index	(25,963)	509,000	77,826	11/18/54	(500 bp) — Monthly	51,368
CMBX NA BB.11 Index	(8,456)	163,000	24,923	11/18/54	(500 bp) — Monthly	16,309
CMBX NA BB.8 Index	(461,185)	1,290,028	450,349	10/17/57	(500 bp) — Monthly	(12,090)
CMBX NA BB.8 Index	(38,367)	298,591	104,238	10/17/57	(500 bp) — Monthly	65,581
CMBX NA BB.8 Index	(11,370)	31,888	11,132	10/17/57	(500 bp) — Monthly	(269)
CMBX NA BBB−.10 Index	(360,552)	2,097,000	286,870	11/17/59	(300 bp) — Monthly	(74,906)
CMBX NA BBB−.10 Index	(132,874)	446,000	61,013	11/17/59	(300 bp) — Monthly	(72,121)
CMBX NA BBB−.10 Index	(25,080)	205,000	28,044	11/17/59	(300 bp) — Monthly	2,845
CMBX NA BBB−.10 Index	(3,824)	30,000	4,104	11/17/59	(300 bp) — Monthly	262
CMBX NA BBB−.12 Index	(8,468)	123,000	16,728	8/17/61	(300 bp) — Monthly	8,189
CMBX NA BBB−.13 Index	(10,154)	134,000	20,127	12/16/72	(300 bp) — Monthly	9,894
CMBX NA BBB−.13 Index	(3,463)	68,000	10,214	12/16/72	(300 bp) — Monthly	6,711
CMBX NA BBB−.13 Index	(3,429)	68,000	10,214	12/16/72	(300 bp) — Monthly	6,745
CMBX NA BBB−.6 Index	(648,050)	1,792,292	412,586	5/11/63	(300 bp) — Monthly	(236,510)
CMBX NA BBB−.7 Index	(60,813)	278,000	50,262	1/17/47	(300 bp) — Monthly	(10,712)
CMBX NA BBB−.7 Index	(989)	196,000	35,437	1/17/47	(300 bp) — Monthly	34,334
CMBX NA BBB−.8 Index	(52,451)	394,000	56,263	10/17/57	(300 bp) — Monthly	3,582
CMBX NA BBB−.8 Index	(33,994)	245,000	34,986	10/17/57	(300 bp) — Monthly	849
CMBX NA BBB−.8 Index	(33,634)	235,000	33,558	10/17/57	(300 bp) — Monthly	(213)
CMBX NA BBB−.8 Index	(16,928)	122,000	17,422	10/17/57	(300 bp) — Monthly	423
CMBX NA BBB−.8 Index	(13,594)	87,000	12,424	10/17/57	(300 bp) — Monthly	(1,221)
CMBX NA BBB−.9 Index	(946)	4,000	538	9/17/58	(300 bp) — Monthly	(410)
Credit Suisse International
CMBX NA BB.10 Index	(50,421)	424,000	128,302	11/17/59	(500 bp) — Monthly	77,469
CMBX NA BB.10 Index	(27,719)	223,000	67,480	11/17/59	(500 bp) — Monthly	39,544

Mortgage Opportunities Fund 33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.6 Index	$(1,060)	$13,559	$1,283	5/11/63	(200 bp) — Monthly	$217
CMBX NA A.6 Index	(589)	5,085	481	5/11/63	(200 bp) — Monthly	(110)
CMBX NA A.6 Index	(615)	5,085	481	5/11/63	(200 bp) — Monthly	(136)
CMBX NA A.6 Index	(488)	4,237	401	5/11/63	(200 bp) — Monthly	(88)
CMBX NA A.6 Index	(393)	3,390	321	5/11/63	(200 bp) — Monthly	(73)
CMBX NA A.6 Index	(305)	2,542	241	5/11/63	(200 bp) — Monthly	(65)
CMBX NA A.6 Index	(291)	2,542	241	5/11/63	(200 bp) — Monthly	(51)
CMBX NA A.6 Index	(291)	2,542	241	5/11/63	(200 bp) — Monthly	(51)
CMBX NA A.6 Index	(174)	1,695	160	5/11/63	(200 bp) — Monthly	(15)
CMBX NA A.6 Index	(198)	1,695	160	5/11/63	(200 bp) — Monthly	(38)
CMBX NA A.6 Index	(198)	1,695	160	5/11/63	(200 bp) — Monthly	(38)
CMBX NA A.6 Index	(201)	1,695	160	5/11/63	(200 bp) — Monthly	(42)
CMBX NA A.6 Index	(86)	847	80	5/11/63	(200 bp) — Monthly	(6)
CMBX NA BB.10 Index	(286,885)	1,268,000	383,697	11/17/59	(500 bp) — Monthly	95,579
CMBX NA BB.7 Index	(6,851)	36,000	11,120	1/17/47	(500 bp) — Monthly	4,235
CMBX NA BB.8 Index	(68,751)	184,566	64,432	10/17/57	(500 bp) — Monthly	(4,498)
CMBX NA BB.8 Index	(11,330)	96,631	33,734	10/17/57	(500 bp) — Monthly	22,310
CMBX NA BB.8 Index	(15,993)	45,417	15,855	10/17/57	(500 bp) — Monthly	(182)
CMBX NA BB.9 Index	(9,105)	57,000	15,116	9/17/58	(500 bp) — Monthly	5,956
CMBX NA BB.9 Index	(6,258)	52,000	13,790	9/17/58	(500 bp) — Monthly	7,482
CMBX NA BB.9 Index	(1,903)	49,000	12,995	9/17/58	(500 bp) — Monthly	11,044
CMBX NA BB.9 Index	(4,641)	39,000	10,343	9/17/58	(500 bp) — Monthly	5,664
CMBX NA BB.9 Index	(3,026)	29,000	7,691	9/17/58	(500 bp) — Monthly	4,636
CMBX NA BBB−.13 Index	(18,566)	245,000	36,799	12/16/72	(300 bp) — Monthly	18,090
CMBX NA BBB−.13 Index	(366)	6,000	901	12/16/72	(300 bp) — Monthly	532
CMBX NA BBB−.14 Index	(3,023)	48,000	7,464	12/16/72	(300 bp) — Monthly	4,413
CMBX NA BBB−.14 Index	(933)	14,500	2,255	12/16/72	(300 bp) — Monthly	1,314
CMBX NA BBB−.6 Index	(342,805)	1,130,744	260,297	5/11/63	(300 bp) — Monthly	(83,167)
CMBX NA BBB−.6 Index	(32,934)	540,204	124,355	5/11/63	(300 bp) — Monthly	91,106
JPMorgan Securities LLC
CMBX NA A.6 Index	(234)	2,542	241	5/11/63	(200 bp) — Monthly	5
CMBX NA BB.17 Index	(1,275,057)	2,604,000	804,376	1/17/47	(500 bp) — Monthly	(473,114)
CMBX NA BBB−.10 Index	(74,773)	593,000	81,122	11/17/59	(300 bp) — Monthly	6,003
CMBX NA BBB−.8 Index	(59,801)	431,000	61,547	10/17/57	(300 bp) — Monthly	1,494
Merrill Lynch International
CMBX NA BB.10 Index	(19,061)	335,000	101,371	11/17/59	(500 bp) — Monthly	81,984
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(488)	4,237	401	5/11/63	(200 bp) — Monthly	(88)
CMBX NA A.6 Index	(97)	847	80	5/11/63	(200 bp) — Monthly	(17)
CMBX NA BB.10 Index	(68,344)	225,000	68,344	11/17/59	(500 bp) — Monthly	—
CMBX NA BB.10 Index	(14,053)	134,000	40,548	11/17/59	(500 bp) — Monthly	26,365
CMBX NA BB.7 Index	(63,621)	340,000	105,026	1/17/47	(500 bp) — Monthly	41,074
CMBX NA BB.7 Index	(34,709)	180,000	55,602	1/17/47	(500 bp) — Monthly	20,718
CMBX NA BB.8 Index	(85,881)	229,016	79,950	10/17/57	(500 bp) — Monthly	(6,154)
CMBX NA BB.8 Index	(32,734)	86,002	30,023	10/17/57	(500 bp) — Monthly	(2,933)
CMBX NA BB.9 Index	(33,197)	941,000	249,553	9/17/58	(500 bp) — Monthly	215,441
CMBX NA BB.9 Index	(2,815)	72,000	19,094	9/17/58	(500 bp) — Monthly	16,210
CMBX NA BB.9 Index	(5,559)	65,000	17,238	9/17/58	(500 bp) — Monthly	11,616
CMBX NA BB.9 Index	(3,447)	56,000	14,851	9/17/58	(500 bp) — Monthly	11,350
CMBX NA BB.9 Index	(4,844)	32,000	8,486	9/17/58	(500 bp) — Monthly	3,612
CMBX NA BB.9 Index	(2,305)	16,000	4,243	9/17/58	(500 bp) — Monthly	1,923
CMBX NA BBB−.10 Index	(13,163)	152,000	20,794	11/17/59	(300 bp) — Monthly	7,542
CMBX NA BBB−.10 Index	(12,576)	58,000	7,934	11/17/59	(300 bp) — Monthly	(4,675)
CMBX NA BBB−.10 Index	(6,722)	53,000	7,250	11/17/59	(300 bp) — Monthly	498

34 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.10 Index	$(11,028)	$51,000	$6,977	11/17/59	(300 bp) — Monthly	$(4,081)
CMBX NA BBB−.13 Index	(123)	2,000	300	12/16/72	(300 bp) — Monthly	176
CMBX NA BBB−.8 Index	(210,480)	1,353,000	193,208	10/17/57	(300 bp) — Monthly	(18,061)
CMBX NA BBB−.8 Index	(107,262)	684,000	97,675	10/17/57	(300 bp) — Monthly	(9,986)
CMBX NA BBB−.8 Index	(88,846)	629,000	89,821	10/17/57	(300 bp) — Monthly	608
CMBX NA BBB−.8 Index	(48,825)	360,000	51,408	10/17/57	(300 bp) — Monthly	2,373
CMBX NA BBB−.8 Index	(49,050)	360,000	51,408	10/17/57	(300 bp) — Monthly	2,148
CMBX NA BBB−.8 Index	(27,649)	202,000	28,846	10/17/57	(300 bp) — Monthly	1,079
CMBX NA BBB−.8 Index	(24,614)	194,000	27,703	10/17/57	(300 bp) — Monthly	2,976
CMBX NA BBB−.8 Index	(24,674)	194,000	27,703	10/17/57	(300 bp) — Monthly	2,916
CMBX NA BBB−.8 Index	(21,183)	148,000	21,134	10/17/57	(300 bp) — Monthly	(134)
CMBX NA BBB−.8 Index	(5,625)	36,000	5,141	10/17/57	(300 bp) — Monthly	(505)
Upfront premium received	—		Unrealized appreciation		1,132,280
Upfront premium (paid)	(5,461,001)		Unrealized (depreciation)		(1,019,081)
Total	$(5,461,001)		Total		$113,199
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$5,636,706	$—
Mortgage-backed securities	—	177,205,684	—
Purchased options outstanding	—	465,850	—
U.S. government and agency mortgage obligations	—	118,615,533	—
Short-term investments	808,000	102,284,732	—
Totals by level	$808,000	$404,208,505	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(15,835)	$—
Forward premium swap option contracts	—	(147,293)	—
TBA sale commitments	—	(74,476,011)	—
Interest rate swap contracts	—	1,581,982	—
Credit default contracts	—	(13,957,710)	—
Totals by level	$—	$(87,014,867)	$—

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 35

Statement of assets and liabilities 5/31/22

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $362,643,935)	$349,391,414
Affiliated issuers (identified cost $55,625,091) (Note 5)	55,625,091
Cash	1,082,249
Interest and other receivables	1,820,402
Receivable for shares of the fund sold	1,049,266
Receivable for investments sold	356,337
Receivable for sales of TBA securities (Note 1)	73,243,742
Receivable from Manager (Note 2)	32,022
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,414,209
Unrealized appreciation on forward premium swap option contracts (Note 1)	233,704
Unrealized appreciation on OTC swap contracts (Note 1)	3,235,915
Premium paid on OTC swap contracts (Note 1)	5,461,001
Prepaid assets	33,145
Total assets	492,978,497

LIABILITIES
Payable for investments purchased	7,375,326
Payable for purchases of TBA securities (Note 1)	116,104,154
Payable for shares of the fund repurchased	107,815
Payable for custodian fees (Note 2)	24,191
Payable for investor servicing fees (Note 2)	16,107
Payable for Trustee compensation and expenses (Note 2)	6,137
Payable for administrative services (Note 2)	538
Payable for distribution fees (Note 2)	1,540
Payable for variation margin on centrally cleared swap contracts (Note 1)	761,106
Unrealized depreciation on OTC swap contracts (Note 1)	6,520,264
Premium received on OTC swap contracts (Note 1)	16,134,362
Unrealized depreciation on forward premium swap option contracts (Note 1)	380,997
Written options outstanding, at value (premiums $306,250) (Note 1)	15,835
TBA sale commitments, at value (proceeds receivable $74,143,262) (Note 1)	74,476,011
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	808,000
Other accrued expenses	140,604
Total liabilities	222,872,987

Net assets	$270,105,510

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$311,802,503
Total distributable earnings (Note 1)	(41,696,993)
Total — Representing net assets applicable to capital shares outstanding	$270,105,510

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

36 Mortgage Opportunities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($3,692,669 divided by 415,109 shares)	$8.90
Offering price per class A share (100/96.00 of $8.90)*	$9.27
Net asset value and offering price per class C share ($382,245 divided by 42,858 shares)	$8.92
Net asset value and offering price per class I share ($140,999,933 divided by 15,822,332 shares)	$8.91
Net asset value, offering price and redemption price per class R6 share ($1,157,394 divided by 129,877 shares)	$8.91
Net asset value, offering price and redemption price per class Y share ($123,873,269 divided by 13,910,593 shares)	$8.90

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 37

Statement of operations Year ended 5/31/22

INVESTMENT INCOME
Interest (including interest income of $80,816 from investments in affiliated issuers) (Note 5)	$8,897,613
Total investment income	8,897,613

EXPENSES
Compensation of Manager (Note 2)	974,006
Investor servicing fees (Note 2)	42,480
Custodian fees (Note 2)	63,369
Trustee compensation and expenses (Note 2)	6,437
Distribution fees (Note 2)	6,824
Administrative services (Note 2)	4,264
Auditing and tax fees	152,691
Other	114,068
Fees waived and reimbursed by Manager (Note 2)	(499,032)
Total expenses	865,107
Expense reduction (Note 2)	(197)
Net expenses	864,910

Net investment income	8,032,703

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(13,425,641)
Futures contracts (Note 1)	7,129,321
Swap contracts (Note 1)	2,326,433
Written options (Note 1)	(3,605,375)
Total net realized loss	(7,575,262)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	81,463
Futures contracts	64,592
Swap contracts	(144,709)
Written options	1,114,094
Total change in net unrealized appreciation	1,115,440

Net loss on investments	(6,459,822)

Net increase in net assets resulting from operations	$1,572,881

The accompanying notes are an integral part of these financial statements.

38 Mortgage Opportunities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/22	Year ended 5/31/21
Operations
Net investment income	$8,032,703	$7,641,810
Net realized loss on investments	(7,575,262)	(15,068,760)
Change in net unrealized appreciation of investments	1,115,440	23,719,423
Net increase in net assets resulting from operations	1,572,881	16,292,473
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(113,715)	(71,679)
Class C	(10,334)	(8,515)
Class I	(8,827,915)	(5,219,114)
Class R6	(67,032)	(32,418)
Class Y	(2,355,394)	(1,834,798)
From return of capital
Class A	—	(1,300)
Class C	—	(154)
Class I	—	(94,624)
Class R6	—	(588)
Class Y	—	(33,265)
Increase (decrease) from capital share transactions (Note 4)	98,087,454	(81,832,884)
Total increase (decrease) in net assets	88,285,945	(72,836,866)

NET ASSETS
Beginning of year	181,819,565	254,656,431
End of year	$270,105,510	$181,819,565

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 39

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
			Net realized and	Total from							Ratio of expenses to average	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	From return	Total	Net asset value,	Total return at	Net assets, end of period	net assets excluding interest	income (loss) to average
Period ended	beginning of period	income (loss)[a]	on investments	operations	investment income	of capital	distributions	end of period	net asset value (%)[b]	(in thousands)	expense (%)[c,d]	net assets (%)[d]	Portfolio turnover (%)[e]
Class A
May 31, 2022	$9.41	.39	(.33)	.06	(.57)	—	(0.57)	$8.90	.81	$3,693.78		4.28	1,790
May 31, 2021	9.01	.34	.39	.73	(.32)	(.01)	(0.33)	9.41	8.19	1,660.75		3.64	1,058
May 31, 2020 †	10.51	.31	(1.11)	(.80)	(.69)	(.01)	(0.70)	9.01	(8.32)*	2,805	.71*	3.11*	1,311
Class C
May 31, 2022	$9.42	.32	(.32)	—[f]	(.50)	—	(0.50)	$8.92	.07	$382	1.53	3.47	1,790
May 31, 2021	9.01	.28	.39	.67	(.26)	—[f]	(0.26)	9.42	7.48	260	1.50	2.93	1,058
May 31, 2020 †	10.51	.24	(1.11)	(.87)	(.62)	(.01)	(0.63)	9.01	(8.91)*	337	1.40*	2.46*	1,311
Class I
May 31, 2022	$9.43	.41	(.33)	.08	(.60)	—	(0.60)	$8.91	.97	$141,000.47		4.55	1,790
May 31, 2021	9.02	.37	.40	.77	(.35)	(.01)	(0.36)	9.43	8.58	135,399.47		3.94	1,058
May 31, 2020	10.46	.36	(1.08)	(.72)	(.71)	(.01)	(0.72)	9.02	(7.40)	196,765.47		3.50	1,311
May 31, 2019	10.73	.47	(.14)	.33	(.60)	—	(0.60)	10.46	3.25	222,073.47		4.41	1,012
May 31, 2018	10.08	.42	.31	.73	(.08)	—	(0.08)	10.73	7.27	274,480.47		4.07	1,372
Class R6
May 31, 2022	$9.43	.41	(.33)	.08	(.60)	—	(0.60)	$8.91	.96	$1,157.51		4.51	1,790
May 31, 2021 #	9.02	.38	.39	.77	(.35)	(.01)	(0.36)	9.43	8.56	1,017.51		4.01	1,058
Class Y
May 31, 2022	$9.42	.41	(.33)	.08	(.60)	—	(0.60)	$8.90	.96	$123,873.53		4.52	1,790
May 31, 2021	9.02	.37	.39	.76	(.35)	(.01)	(0.36)	9.42	8.46	43,483.50		3.93	1,058
May 31, 2020 †	10.51	.33	(1.11)	(.78)	(.70)	(.01)	(0.71)	9.02	(8.10)*	54,750	.48*	3.40*	1,311

* Not annualized.

# For the period June 1, 2020 (commencement of operations) to May 31, 2021.

† For the period July 1, 2019 (commencement of operations) to May 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

			Percentage of average net assets
	5/31/22	5/31/21	5/31/20	5/31/19	5/31/18
Class A	0.28%	0.27%	0.20%	N/A	N/A
Class C	0.28	0.27	0.20	N/A	N/A
Class I	0.28	0.27	0.22	0.21%	0.32%
Class R6	0.28	0.27	N/A	N/A	N/A
Class Y	0.28	0.27	0.20	N/A	N/A

e Portfolio turnover includes TBA roll transactions.

f Represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40 Mortgage Opportunities Fund	Mortgage Opportunities Fund 41

Notes to financial statements 5/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2021 through May 31, 2022.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including nonagency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. The fund currently has significant investment exposure to commercial mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class A, class C, class I, class R6 and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge. Class I, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. The expenses for class A and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A and class C shares, but do not bear a distribution fee, and in the case of class I shares, has a lower investor servicing fee. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

42 Mortgage Opportunities Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $24,446,340 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing

Mortgage Opportunities Fund 43

of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

44 Mortgage Opportunities Fund

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,182,131 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $14,256,266 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$12,166,821	$6,395,343	$18,562,164

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $161,015 to decrease undistributed net investment income and $161,015 to decrease accumulated net realized loss.

Mortgage Opportunities Fund 45

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$15,440,956
Unrealized depreciation	(38,982,487)
Net unrealized depreciation	(23,541,531)
Undistributed ordinary income	406,703
Capital loss carryforward	(18,562,164)
Cost for federal income tax purposes	$341,543,169

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates:

0.550%	of the first $500 million of average net assets,
0.500%	of the next $500 million of average net assets
0.450%	of any excess thereafter

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.46% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $499,032 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,258	Class R6	513
Class C	132	Class Y	27,132
Class I	13,445	Total	$42,480

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $197 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $141, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

46 Mortgage Opportunities Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,734
Class C	1.00%	1.00%	2,090
Total			$6,824

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,567 from the sale of class A shares and received $242 in contingent deferred sales charges from redemptions of class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,336,038,992	$2,229,806,806
U.S. government securities (Long-term)	—	—
Total	$2,336,038,992	$2,229,806,806

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	382,119	$3,420,459	89,274	$861,092
Shares issued in connection with reinvestment of distributions	12,737	113,602	7,782	72,916
	394,856	3,534,061	97,056	934,008
Shares repurchased	(156,120)	(1,403,924)	(232,077)	(2,161,209)
Net increase (decrease)	238,736	$2,130,137	(135,021)	$(1,227,201)

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	47,421	$425,516	13,230	$123,814
Shares issued in connection with reinvestment of distributions	1,154	10,334	925	8,669
	48,575	435,850	14,155	132,483
Shares repurchased	(33,342)	(302,235)	(23,864)	(220,953)
Net increase (decrease)	15,233	$133,615	(9,709)	$(88,470)

Mortgage Opportunities Fund 47

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class I	Shares	Amount	Shares	Amount
Shares sold	1,670,379	$15,000,001	2,225,314	$21,327,905
Shares issued in connection with reinvestment of distributions	706,032	6,310,861	384,317	3,615,327
	2,376,411	21,310,862	2,609,631	24,943,232
Shares repurchased	(918,447)	(8,222,353)	(10,061,925)	(93,001,505)
Net increase (decrease)	1,457,964	$13,088,509	(7,452,294)	$(68,058,273)

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	41,766	$374,347	144,035	$1,344,684
Shares issued in connection with reinvestment of distributions	7,498	67,032	3,507	33,006
	49,264	441,379	147,542	1,377,690
Shares repurchased	(27,236)	(241,513)	(39,693)	(375,672)
Net increase	22,028	$199,866	107,849	$1,002,018

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	12,303,031	$109,907,801	305,913	$2,953,784
Shares issued in connection with reinvestment of distributions	244,867	2,191,499	192,378	1,806,821
	12,547,898	112,099,300	498,291	4,760,605
Shares repurchased	(3,251,270)	(29,563,973)	(1,955,184)	(18,221,563)
Net increase (decrease)	9,296,628	$82,535,327	(1,456,893)	$(13,460,958)

At the close of the reporting period, five shareholders of record owned 7.1%, 11.6%, 12.8%, 15.7% and 17.7%, respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/21	cost	proceeds	income	of 5/31/22
Short-term investments
Putnam Short Term Investment Fund*	$33,381,437	$75,090,468	$52,846,814	$80,816	$55,625,091
Total Short-term investments	$33,381,437	$75,090,468	$52,846,814	$80,816	$55,625,091

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are

48 Mortgage Opportunities Fund

developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$61,100,000
Purchased swap option contracts (contract amount)	$60,300,000
Written TBA commitment option contracts (contract amount)	$61,100,000
Written swap option contracts (contract amount)	$19,000,000
Futures contracts (number of contracts)	1,000
Centrally cleared interest rate swap contracts (notional)	$908,300,000
OTC total return swap contracts (notional)	$85,000
OTC credit default contracts (notional)	$114,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not accounted for as
hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$5,574,200	Payables	$19,531,910
	Investments, Receivables, Net		Payables, Net assets — Unrealized
Interest rate contracts	assets — Unrealized appreciation	5,787,180*	depreciation	3,902,476*
Total		$11,361,380		$23,434,386

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$21,491	$21,491
Interest rate contracts	(6,761,359)	7,129,321	2,304,942	$2,672,904
Total	$(6,761,359)	$7,129,321	$2,326,433	$2,694,395

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$4,153,777	$4,153,777
Interest rate contracts	2,721,374	64,592	(4,298,486)	$(1,512,520)
Total	$2,721,374	$64,592	$(144,709)	$2,641,257

Mortgage Opportunities Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$1,414,209	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,414,209
OTC Credit default contracts — protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts — protection
purchased*#	—	—	—	—	2,005,567	195,153	1,002,277	—	944,253	101,045	1,325,905	5,574,200
Forward premium swap option contracts#	—	—	—	144,097	—	—	89,607	—	—	—	—	233,704
Purchased options **#	—	—	—	—	—	—	—	465,850	—	—	—	465,850
Repurchase agreements **	—	—	23,967,000	—	—	—	—	—	—	—	—	23,967,000
Total Assets	$—	$1,414,209	$23,967,000	$144,097	$2,005,567	$195,153	$1,091,884	$465,850	$944,253	$101,045	$1,325,905	$31,654,963
Liabilities:
Centrally cleared interest rate swap
contracts§	—	761,106	—	—	—	—	—	—	—	—	—	761,106
OTC Credit default contracts — protection
sold*#	1,082	—	—	—	3,363,331	118,025	1,472,886	—	6,210,168	2,068,155	6,298,263	19,531,910
OTC Credit default contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	—	—	—	260,897	—	—	120,100	—	—	—	—	380,997
Written options#	—	—	—	—	—	—	—	15,835	—	—	—	15,835
Total Liabilities	$1,082	$761,106	$—	$260,897	$3,363,331	$118,025	$1,592,986	$15,835	$6,210,168	$2,068,155	$6,298,263	$20,689,848
Total Financial and Derivative Net
Assets	$(1,082)	$653,103	$23,967,000	$(116,800)	$(1,357,764)	$77,128	$(501,102)	$450,015	$(5,265,915)	$(1,967,110)	$(4,972,358)	$10,965,115
Total collateral received (pledged)†##	$—	$—	$23,967,000	$(116,800)	$(1,309,590)	$—	$(501,102)	$450,015	$(5,265,915)	$(1,967,110)	$(4,797,525)
Net amount	$(1,082)	$653,103	$—	$—	$(48,174)	$77,128	$—	$—	$—	$—	$(174,833)
Controlled collateral received (including
TBA commitments)**	$—	$—	$218,000	$—	$—	$—	$—	$590,000	$—	$—	$—	$808,000
Uncontrolled collateral received	$—	$—	$24,446,340	$—	$—	$—	$—	$—	$—	$—	$—	$24,446,340
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$(140,873)	$(1,419,535)	$—	$(552,502)	$—	$(5,456,415)	$(2,091,278)	$(4,797,525)	$(14,458,128)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swap contracts, which is not included in the table above, amounted to $6,161,784.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

50 Mortgage Opportunities Fund	Mortgage Opportunities Fund 51

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

52 Mortgage Opportunities Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Board of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

George Putnam, III
Born 1951, Trustee since 1984
Principal occupations during past five years: Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Director of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh
Born 1952, Trustee since 2017
Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of ReNew Energy Global plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen
Born 1967, Trustee since 2020
Principal occupations during past five years: Partner, Investment Strategies, at The Vistria Group, a private investment firm focused on middle-market companies in the health care, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

Mortgage Opportunities Fund 53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Mses. Pillai and Murphy serve as Trustees of 76 Putnam Funds, and each other Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer, Putnam Investments,	Head of Quantitative Equities and Risk, Putnam Investments
and Chief Compliance Officer, Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk, and Assistant Treasurer
Vice President, Director of Proxy Voting and Corporate Governance,	Since 2004
Assistant Clerk, and Assistant Treasurer
Since 2000	Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal Accounting Officer,
Michael J. Higgins (Born 1976)	and Assistant Treasurer
Vice President, Treasurer, and Clerk	Since 2007
Since 2010	Head of Fund Administration Services, Putnam Investments
and Putnam Management
Jonathan S. Horwitz (Born 1955)
Executive Vice President, Principal Executive Officer,	Stephen J. Tate (Born 1974)
and Compliance Liaison	Vice President and Chief Legal Officer
Since 2004	Since 2021
General Counsel, Putnam Investments, Putnam Management,
Richard T. Kircher (Born 1962)	and Putnam Retail Management
Vice President and BSA Compliance Officer
Since 2019	Mark C. Trenchard (Born 1962)
Assistant Director, Operational Compliance, Putnam Investments	Vice President
and Putnam Retail Management	Since 2002
Director of Operational Compliance, Putnam Investments
Martin Lemaire (Born 1984)	and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

54 Mortgage Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Mortgage Opportunities Fund 55

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

56 Mortgage Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2022	$110,724	$ —	$21,456	$ —
May 31, 2021	$132,419	$ —	$12,265	$ —

For the fiscal years ended May 31, 2022 and May 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $350,407 and $321,565 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2022	$ —	$328,951	$ —	$ —
May 31, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2022